POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT ON FORM N-1A

AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JUNE 22, 2026

1933 Act Registration File No.: 333-289838

1940 Act File No.: 811-24117

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 59	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 63	[X]

Corgi ETF Trust I

(Exact Name of Registrant as Specified in Charter)

425 Bush St, Suite 500

San Francisco, CA 94104

(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code: (855) 552-6744

Northwest Registered Agent Service, Inc.

8 The Green, STE B

Dover, DE 19901

(Name and Address of Agent for Service)

With Copies to:

Emily Z. Yuan

Corgi Strategies, LLC

425 Bush St, Suite 500

San Francisco, CA 94104

Peter Skaliy (Counsel / Filing Contact)
Corgi Strategies, LLC
425 Bush St, Suite 500
San Francisco, CA 94104
Tel: (404) 275-0259

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐            immediately upon filing pursuant to paragraph (b)

☐            on (date) pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            on (date) pursuant to paragraph (a)(1)

☒            75 days after filing pursuant to paragraph (a)(2)

☐            on [ ], 2026 pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION

JUNE 22, 2026

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus

[ ], 2026

Fund	Ticker
Corgi MANGOS 2x Daily ETF	[ ]

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Important Information About the Fund

This prospectus describes the exchange-traded fund listed above (the “Fund”), which is authorized to offer one class of shares through this prospectus.

The Fund seeks daily leveraged (2x) investment results and is intended to be used as short-term trading vehicles. The Fund does not seek to achieve its stated investment objective over a period of time greater than one trading day.

The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Fund is very different from most mutual funds and exchange-traded funds. Investors should note that:

•   The Fund is riskier than alternatives that do not use leverage because the Fund magnifies, on a daily basis, the performance of its Underlying ETF (which may be a Corgi-affiliated thematic ETF, as described for the Fund), and losses may be magnified.

•   The Fund pursues a daily investment objective. The Fund is designed to provide approximately 200% (2x) of the daily performance of its reference assets, before fees and expenses.

•   Compounding and volatility can cause returns over periods longer than one day to differ, and possibly differ significantly, from 2x of the Underlying ETF's return for the same period. The pursuit of the Fund's daily investment objective means that a Fund's return for periods longer than a single trading day will be the result of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially during periods of market volatility, the volatility of the Underlying ETF may affect a Fund's return as much as, or more than, the cumulative return of the Underlying ETF for the same period. During periods of high volatility, a Fund may not perform as expected, and a Fund may have losses even when an investor might have expected gains, particularly if the Fund is held for a period that is different than one trading day.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Fund should:

•   understand the risks associated with the use of leveraged strategies;

•   understand the consequences of seeking daily leveraged investment results; and

•   intend to actively monitor and manage their investments.

Investors who do not understand the Fund, or do not intend to actively manage their funds and monitor their investments, should not buy the Fund.

There is no assurance that a Fund will achieve its daily leveraged investment objective. An investment in a Fund could lose money, potentially rapidly. If a Fund's Underlying ETF moves more than 50% on a given trading day in a direction adverse to the Fund, the Fund's investors would lose all of their money. The Fund is not a complete investment program.

FUND SUMMARY - Corgi MANGOS 2x Daily ETF
ADDITIONAL INFORMATION ABOUT THE FUND
MANAGEMENT
HOW TO BUY AND SELL SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

FUND SUMMARY - Corgi MANGOS 2x Daily ETF

Important information about the Fund.

On a day when the Underlying ETF rises, the Fund is designed to gain roughly twice as much as the Underlying ETF. On a day when the Underlying ETF falls, the Fund is designed to lose roughly twice as much as the Underlying ETF. Because the Fund resets its exposure each trading day, performance over periods longer than one day will reflect the effects of compounding and may differ, sometimes significantly, from 2x the Underlying ETF return for the same period. The degree of difference will depend on factors that include:

•   the magnitude of day-to-day Underlying ETF moves,

•   the volatility and path of Underlying ETF returns, and

•   how long shares are held.

In general, higher volatility and frequent directional reversals in the Underlying ETF tend to reduce the Fund's return relative to 2x of the Underlying ETF over time, while strong, steadier trends may result in returns that are closer to, or occasionally greater than, 2x for the same period. The Fund expects to use derivatives, such as swaps and futures, and other instruments to obtain its leveraged exposure. The Fund may be suitable only for investors who understand the consequences of daily leverage and who intend to actively monitor and manage their investment. The Fund (i) presents different risks from other funds; (ii) the Fund has greater risks than funds that do not use leverage; and (iii) the Fund may only be suitable for knowledgeable investors who understand how the Fund operates.

Investment Objective

The Corgi MANGOS 2x Daily ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of the Corgi MANGOS ETF (the “Underlying ETF”). The Fund does not seek to achieve its stated investment objective over a period of time greater than one trading day.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the “Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses ⁽¹⁾ (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	[ ]%
Distribution and/or Service (12b-1) Fees	[ ]%
Other Expenses⁽²⁾	[ ]%
Total Annual Fund Operating Expenses	[ ]%

(1) Under the unitary fee arrangement, Corgi Strategies, LLC (the “Adviser”) will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); litigation expenses; and other non-routine or extraordinary expenses.

(2) The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.

Expense Example

This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Your actual expenses may differ; based on these assumptions, your costs would be as shown.

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

When the Fund buys and sells securities, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund that, under ordinary market conditions, seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of the Corgi MANGOS ETF (the “Underlying ETF”). For purposes of the Fund's name, “MANGOS” refers to equity exposure to the MANGOS Companies (Meta Platforms, Inc. (“Meta”), Anthropic PBC (“Anthropic”), NVIDIA Corporation (“Nvidia”), Alphabet Inc. (“Google”), OpenAI, Inc. (“OpenAI”), and Space Exploration Technologies Corp. (“SpaceX”), as further described in the Underlying ETF's prospectus), as represented by the Underlying ETF. MANGOS is an acronym formed from the first letters of these six companies: Meta, Anthropic, Nvidia, Google, OpenAI, and SpaceX. The Fund seeks to achieve its objective on a single trading day basis only; returns for periods longer than one trading day will be the result of each day's returns compounded over the period and should not be expected to equal two times (2x) the cumulative performance of the Underlying ETF for the same period.

To pursue its 2x Daily Objective, the Fund expects to obtain most of its exposure through derivatives, primarily through total return swap agreements with major financial institutions, whereby the Fund and the swap counterparty agree to exchange the return on a notional amount linked to the Underlying ETF or a basket of its constituents, calculated on a daily basis, to provide leveraged exposure equal to approximately 200% of the Fund's net assets. The Fund may also obtain leveraged exposure through exchange-traded equity futures contracts and exchange-traded options contracts, including standardized call and put options. The Fund will generally rebalance its exposure each trading day in order to seek to maintain approximately two times (2x) the daily performance of the Underlying ETF.

In connection with its derivative positions, the Fund will maintain cash and cash equivalents, such as U.S. Treasury bills and repurchase agreements, for collateral, liquidity, and portfolio management.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in financial instruments (for example, swaps and futures) that, in the aggregate, provide leveraged exposure to the MANGOS Companies (Meta Platforms, Inc. (“Meta”), Anthropic PBC (“Anthropic”), NVIDIA Corporation (“Nvidia”), Alphabet Inc. (“Google”), OpenAI, Inc. (“OpenAI”), and Space Exploration Technologies Corp. (“SpaceX”), as further described in the Underlying ETF's prospectus) equal to approximately two times (200%) the daily performance of such investments. The Fund currently obtains this exposure through instruments linked to the Underlying ETF. The Fund will provide shareholders with at least 60 days' prior notice of any change to the Fund's 80% investment policy.

The Underlying ETF obtains economic exposure to the MANGOS Companies through a combination of direct investment in common stock (for publicly traded MANGOS Companies), total return swap agreements, and with respect to MANGOS Companies that are not publicly traded as of the date of this Prospectus, investments in special purpose vehicles or other private investment structures, subject to the Underlying ETF's 15% illiquid investment limit. For each publicly traded MANGOS Company, the Underlying ETF generally allocates its target exposure between direct equity and swap agreements such that the combined position equals the company's target weight, in order to comply with the diversification requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code. The Adviser also considers factors such as relative cost efficiency and execution quality, available liquidity in the underlying securities, the Underlying ETF's cash position and collateral requirements, portfolio rebalancing needs, and counterparty credit quality and the availability of acceptable swap terms in determining the specific allocation between common stock and derivatives for each position. As of the date of this Prospectus, the MANGOS Companies are: Meta Platforms, Inc. (NASDAQ: META) social media platforms, online communications, and virtual/augmented reality; Anthropic PBC, an AI safety company that develops and deploys large language models and frontier AI systems, including the Claude family of AI assistants, which is not publicly traded (if and when Anthropic's securities become publicly listed, the Underlying ETF will disclose the applicable trading market and ticker symbol); NVIDIA Corporation (NASDAQ: NVDA) GPUs, data center accelerators, and AI hardware; Alphabet Inc. (NASDAQ: GOOGL) internet platforms, Google Search, YouTube, Google Cloud, and Android; OpenAI, Inc., which develops and deploys artificial intelligence systems, including large language models and the ChatGPT platform, and is not publicly traded (if and when OpenAI's securities become publicly listed, the Underlying ETF will disclose the applicable trading market and ticker symbol); and Space Exploration Technologies Corp. (“SpaceX”) (NASDAQ: SPCX) rockets, spacecraft, and satellite systems, including the Starlink satellite-internet system. Each publicly traded MANGOS Company files periodic reports with the SEC, which are publicly available at www.sec.gov.

The Fund is not subject to material involvement determinations because its 80% investment policy is defined by reference to six specific named MANGOS Companies (and the Underlying ETF's investments in such companies) rather than by quantitative thematic-involvement criteria. Any changes to the MANGOS Companies at the Underlying ETF level, including the application of the Underlying ETF's successor-entity criteria following a merger, reorganization, or other corporate action involving a MANGOS Company,will be reflected in the Fund's exposure through the Underlying ETF. Under the Underlying ETF's successor-entity framework, the Underlying ETF will treat a surviving or successor entity as the applicable MANGOS Company only if the successor entity (i) is publicly listed on a U.S. securities exchange, (ii) continues to operate substantially the same core business lines as the predecessor company, and (iii) has a market capitalization at the time of the corporate action that would place it among the largest U.S.-listed companies.

The Fund may enter into swap agreements with a limited number of counterparties. If the underlying security has a dramatic move in price that causes a material decline in the Fund's NAV over certain stated periods agreed to by the Fund and the counterparty, the terms of a swap agreement between a Fund and its counterparty may permit the counterparty to immediately close out all swap transactions with the Fund. There is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Principal Risks of Investing in the Fund

The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a “principal risk” of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value (“NAV”), market price, yield, total return, and/or its ability to achieve its objective.

Leverage Risk. The Fund uses leverage to target approximately 2x the Underlying ETF's daily return. Losses are magnified relative to the Underlying ETF. If the Underlying ETF declines by around 50% during a trading day, the Fund could experience a near-total or total loss. The use of leverage increases volatility and the risk of rapid losses. Costs of obtaining and maintaining leverage, including financing charges embedded in derivatives, will reduce returns.

Compounding and Daily Rebalancing Risk. The Fund seeks 2x the Underlying ETF's return for a single day, measured from one NAV calculation to the next. Over periods longer than one day, the effects of daily compounding, the path of Underlying ETF returns, and Underlying ETF volatility will likely cause the Fund's performance to differ, sometimes significantly, from 2x the Underlying ETF return for the same period. During volatile or frequently reversing markets, returns may be lower than 2x the Underlying ETF return for the period, and you could lose money even if the Underlying ETF is flat or rises over the holding period.

The following table illustrates the impact of Underlying ETF volatility and Underlying ETF return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.

The table uses hypothetical annualized Underlying ETF volatility and Underlying ETF returns to illustrate the impact of these two principal factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical Underlying ETF return for a one-year period. Each column corresponds to a level of hypothetical annualized Underlying ETF volatility.

Estimated Fund Returns

Underlying ETF Performance		Underlying ETF Annualized Volatility
One Year Return	Two times (2x) Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Assumes: (a) no dividends paid with respect to securities of the Underlying ETF; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included, the Fund's performance would be different from that shown.

Correlation Risk. The Fund seeks approximately 2x the daily performance of the Underlying ETF but may not achieve perfect leveraged correlation. Fees and expenses, transaction and financing costs, the use of derivatives, market disruptions, corporate actions, sampling, and limitations on rebalancing can all cause performance to deviate from the 2x Daily Objective.

Derivatives Risk. To the extent the Fund uses derivatives (e.g., total return swaps) to obtain exposure or for portfolio management, it is subject to counterparty, liquidity, valuation, leverage, and correlation risks. Derivatives can be more volatile than direct holdings and may increase exposure to certain market risks.

Counterparty Risk. The Fund expects to use swap agreements and other over-the-counter instruments with financial institutions. The Fund could lose money if a counterparty fails to perform its obligations. In stressed markets, a counterparty may have contractual rights to terminate or substantially amend transactions, which could impair the Fund's ability to maintain targeted exposure.

Indirect Investment Risk. The Fund gains exposure to an Underlying ETF that is not involved in this offering. The Fund has no control over the Underlying ETF. Fund shareholders have no voting or distribution rights with respect to the Underlying ETF, and actions taken by the Underlying ETF could negatively affect the Fund's performance.

Concentration and Single Issuer Risk. The Fund invests a significant portion of its assets in a small number of issuers. The Fund may be particularly sensitive to negative developments affecting a single issuer, including adverse business results, regulatory actions (including antitrust or other scrutiny), reputational events, cybersecurity incidents, or changes in competitive position. In addition, because the Fund has significant exposure to a small number of mega-capitalization companies, those companies' share prices may be especially sensitive to changes in expectations regarding growth and valuation. A decline in the value of one or more of these issuers may have a disproportionate negative impact on the Fund's performance and may increase volatility. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV.

Concentration Risk. The Fund, as an independent fundamental policy, will concentrate its investments (i.e., invest more than 25% of its net assets) in the MANGOS Companies (concentrated in the technology and technology-enabled industries in which the MANGOS Companies operate). This concentration policy does not depend on or derive from the Underlying ETF's concentration policy. The Fund may be more sensitive to adverse economic, business, regulatory, environmental, or market developments affecting those industries than a fund that invests more broadly across multiple sectors, and the Fund's performance may be more volatile. Because the Fund seeks leveraged (2x) daily exposure, adverse developments affecting concentrated industries may have a magnified effect on the Fund's net asset value.

Technology Change, Innovation, and Competitive Dynamics Risk. The MANGOS Companies operate in rapidly evolving technology and innovation industries and may face intense competition, rapid product or service obsolescence, frequent changes in technology, standards, and customer preferences, and the need for ongoing research and development. These companies may have business models that depend on successful commercialization of new technologies, timely product launches, and broad adoption. Competitive pressures, platform consolidation, and dependence on key personnel and talent may adversely affect market share, pricing, margins, and growth prospects for the MANGOS Companies. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV.

Antitrust, Regulatory, and Government Scrutiny Risk. Several of the MANGOS Companies are among the largest and most scrutinized technology companies in the world and are subject to significant antitrust, competition, and regulatory scrutiny in the United States and internationally. Regulatory actions, including investigations, enforcement proceedings, consent decrees, structural remedies (such as mandatory divestitures or business separations), fines, or changes in laws or regulations applicable to technology companies, digital advertising, AI, data privacy, content moderation, or space exploration, could materially adversely affect the business, financial condition, competitive position, and valuation of one or more MANGOS Companies. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV.

AI and Algorithmic Decision Risk. The MANGOS Companies include some of the world's leading developers and deployers of artificial intelligence systems. Certain MANGOS Companies rely on AI models, automated systems, and algorithmic decision-making to develop products, deliver services, or manage operations. The effectiveness of these tools may depend on the quality, availability, and timeliness of data, and outcomes may be inaccurate, biased, or otherwise flawed. Market expectations regarding AI-driven growth and related compute demand may change rapidly, which may contribute to valuation volatility for issuers with AI-related exposure. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV.

Pre-IPO and Transitional Company Risk. Certain MANGOS Companies may be privately held at the time of the Fund's investment and may subsequently become publicly traded through an IPO, direct listing, or other transaction. The transition from private to public company status may involve significant uncertainty regarding valuation, lock-up restrictions, increased volatility, dilution from new share issuance, and changes in governance or financial reporting. There can be no assurance that a privately held MANGOS Company will become publicly traded on any specific timeline, or at all. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV.

SPV and Private Investment Pass-Through Risk. The Underlying ETF gains exposure to certain privately held MANGOS Companies (currently Anthropic and OpenAI) through special purpose vehicles or other private investment structures, subject to the Underlying ETF's 15% illiquid investment limit. These holdings may have limited transparency, reduced liquidity, valuation uncertainty, and additional layers of fees. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting those SPV or private investment positions may result in proportionally larger declines in the Fund's NAV.

Export Controls, Sanctions, and Restricted Market Risk. Certain MANGOS Companies, particularly those involved in semiconductor design and space exploration, may be subject to export controls, sanctions regimes, national security restrictions, or other limitations on cross-border sales and technology transfer. Changes in sanctions or other restrictions can result in penalties, reputational harm, and reduced investor confidence. In extreme cases, sanctions-related restrictions could result in the Fund being unable to sell an affected investment, potentially resulting in a complete loss. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV.

Cybersecurity, Data Breach, Privacy, and Trust Risk. Many of the MANGOS Companies face heightened risks of cyberattacks, security breaches, service disruptions, and misuse or unauthorized disclosure of data. Such events may result in operational disruption, regulatory investigations, litigation, remediation expenses, loss of customers, and reputational harm. Heightened regulatory scrutiny of privacy and data-use practices may restrict certain business activities and increase compliance costs. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV.

Key Personnel and Talent Risk. The MANGOS Companies depend on highly skilled personnel, including founder-executives, leading AI researchers, and specialized engineers, and face intense competition to hire and retain qualified employees. The loss of key personnel or difficulty recruiting talent may impair a company's ability to innovate, maintain product quality, or execute its strategy. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV.

Space and Satellite Industry Risk. Companies engaged in space and satellite communications may face risks related to launch failure, deployment delays, regulatory licensing requirements, and the capital-intensive nature of the industry. The space environment presents unique risks, including space debris and collision hazards. Certain issuers may have meaningful dependence on government customers and budgets. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV.

Semiconductor, Capital Equipment, and Capex Cyclicality Risk. Semiconductor markets can be cyclical and sensitive to end-demand, inventory cycles, and customer capital spending. Pricing pressure, order cancellations, and rapid technology shifts may adversely affect revenues and margins. These industries may also face heightened sensitivity to export controls and geopolitical developments. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV.

Supply Chain, Manufacturing, and Component Dependency Risk. Many of the MANGOS Companies depend on complex global supply chains, specialized components, and critical suppliers. Supply constraints, geopolitical disruptions, tariffs, and single-source dependencies may delay production, increase costs, and adversely affect revenues and profitability. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV.

Financing, Margin, and Interest Rate Risk. The Fund's use of derivatives and leverage requires the posting of margin and the maintenance of collateral, which may require the Fund to hold significant amounts of cash and short-term instruments. Changes in interest rates, margin requirements, or financing terms may increase the cost of maintaining leveraged positions or reduce the availability of leverage. Rising interest rates may increase the Fund's financing costs, reduce returns on cash and short-term instruments, and adversely affect equity market valuations.

Non-Diversified Fund Risk. As a non-diversified fund, the Fund may invest a larger portion of its assets in fewer issuers, counterparties, or underlying reference assets than a diversified fund. Losses in one or more issuers, counterparties, or reference assets may have a greater adverse effect on the Fund's performance than would be the case for a diversified fund. In addition, the Fund's exposure may be concentrated in the Underlying ETF or a small number of other reference assets, which may increase risk.

ETF Trading, Premium/Discount and Authorized Participant Concentration Risk. Shares of the Fund trade on an exchange at market prices, which may differ from the Fund's net asset value (“NAV”). Shares may trade at a premium or discount to NAV, and the market for the Fund's Shares may become less liquid in stressed market conditions. The Fund relies on a limited number of financial institutions to act as market makers and Authorized Participants (“APs”) to create and redeem Shares. If market makers or APs reduce or cease their activities, bid-ask spreads and premiums or discounts may increase, and secondary-market liquidity may deteriorate.

Cash Transactions, Tax Efficiency, Brokerage Commissions and Bid-Ask Spread Risk. To the extent the Fund affects creations or redemptions in cash rather than in-kind, the Fund may need to purchase or sell portfolio securities and derivatives in connection with those transactions. This may cause the Fund to incur additional transaction costs, realize taxable gains, and reduce the Fund's tax efficiency relative to ETFs that rely more heavily on in-kind transfers. In addition, investors buying or selling Fund Shares in the secondary market will typically pay brokerage commissions and will bear costs associated with the bid-ask spread between the price at which a dealer is willing to buy Fund Shares and the price at which the dealer is willing to sell Fund Shares. These trading costs can be significant for some investors, particularly for investors who trade frequently or in smaller amounts.

New Fund Risk. The Fund is newly organized and has limited or no operating history. It may take time to attract assets and build secondary-market liquidity.

New Adviser Risk. The Adviser is both a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.

Limited Shareholder Rights Risk. The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). These provisions can make it harder, more expensive, or slower for shareholders to bring claims or to influence how the Trust or the Fund is run, including because certain claims (other than claims arising under the federal securities laws) may be subject to a waiver of the right to a jury trial.

Performance

Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented. After the Fund has a full calendar year of results, this section will include a calendar-year bar chart and a table of average annual total returns, which will help illustrate the variability of the Fund's returns over time. At that time, the Fund's performance will be compared to an appropriate broad-based market index (total return). The specific benchmark index (or indexes) used for this comparison will be identified in this section once performance information is presented and will be selected to represent the overall applicable market relevant to the Fund's investment exposure.

Past performance (before and after taxes) is not a guarantee of future results.

Once available, updated performance information will be posted on the Fund's website at www.corgifunds.com.

Management

Investment Adviser: Corgi Strategies, LLC serves as investment adviser to the Fund.

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since 2026.

Purchase and Sale of Shares

The Fund issues and redeems shares only in large blocks called “Creation Units” at NAV next determined after an order is accepted. Only authorized participants (“APs”) may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.

Individual Shares are listed for trading on [ ] (the “Exchange”) and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.

As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgifunds.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account (“IRA”) or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Investment Objective

Corgi MANGOS 2x Daily ETF

The Corgi MANGOS 2x Daily ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of the Corgi MANGOS ETF (the “Underlying ETF”).

The Fund does not seek to achieve 2x the performance of the Underlying ETF for periods greater than a day. Over holding periods longer than a day, the effects of daily rebalancing and compounding can cause returns to differ, sometimes materially, from 2x the Underlying ETF return for the same period. During volatile or reversing markets, you may lose money even if the Underlying ETF is flat or rises over your holding period.

An investment objective is fundamental if it cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees (the “Board”) of Corgi ETF Trust I (the “Trust”) upon 60 days' prior written notice to shareholders.

Principal Investment Strategies for the Fund

The Fund is an actively managed exchange-traded fund that seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of the Fund's respective Underlying ETF. The Fund seeks to achieve its objective on a single trading day basis only; returns for periods longer than one trading day will be the result of each day's returns compounded over the period and should not be expected to equal two times (2x) the cumulative performance of the applicable Underlying ETF for the same period. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in financial instruments that, in combination, provide leveraged exposure to the MANGOS Companies (as defined in the Fund's 'Principal Investment Strategies' summary), as represented by the Underlying ETF, equal to approximately two times (200%) the Underlying ETF's daily performance. The Fund currently obtains this exposure through instruments linked to its respective Underlying ETF. The Fund expects to obtain this leveraged exposure primarily through the use of derivatives, such as swap agreements and futures contracts, and may use other instruments that the Adviser believes provide economic exposure similar to the applicable Underlying ETF. The Fund's 80% investment policy is a non-fundamental policy and may be changed upon 60 days' prior written notice to shareholders.

Because the Fund expects to obtain exposure primarily through derivatives and only incidentally through direct holdings of its Underlying ETF or other exchange-traded funds, the Fund is not intended to operate as a “fund of funds.” The Fund expects to hold a significant portion of its assets in cash and short-term instruments to serve as collateral for its derivatives positions and to meet margin requirements. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. “Non-diversified” means that, relative to a diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer or a smaller number of issuers, which may make the Fund more susceptible to adverse developments affecting those issuers. Non-diversification is distinct from concentration: concentration relates to the Fund's exposure to a particular industry or group of industries, whereas non-diversification relates to the number of issuers in which the Fund may invest and the size of the Fund's positions in those issuers.

The Fund is intended for investors who understand the risks associated with the use of leverage, derivatives and daily rebalancing and who plan to actively monitor and manage their investments; the Fund is not suitable for all investors and should be used only by those who fully understand the consequences of seeking daily leveraged investment results.

How the Adviser Decides to Buy and Sell Investments. The Fund is actively managed but are not designed to identify mispriced securities. Instead, the Adviser's decisions to buy and sell are mechanical and process-driven, designed to achieve approximately two times (2x) the daily performance of the Fund's Underlying ETF. Each Business Day, the Adviser calculates the Fund's required notional exposure (200% of the Fund's net assets) and compares that to the Fund's existing derivative and cash positions. The Adviser then enters into or adjusts total return swap agreements with one or more of the Swap Counterparties, and/or buys or sells futures or options, to bring the Fund's economic exposure to approximately 2x the daily performance of the Underlying ETF, subject to liquidity, counterparty capacity, and risk-management considerations. The Adviser may also reduce exposure when financing or counterparty limits, regulatory limits (including the Fund's value-at-risk limit under Rule 18f-4), or stressed market conditions warrant. The Adviser does not make discretionary, qualitative judgments about the merits of the Underlying ETF or its constituent securities; the Adviser's role is to obtain and maintain the leveraged exposure the Fund seeks. The Adviser may, however, exercise judgment in selecting among permitted derivative instruments and counterparties, in the timing and execution of rebalancing trades, and in the use of cash and short-term instruments for liquidity, collateral, and risk-management purposes.

Daily Reset / Compounding / Monitoring Disclosure

The Fund seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of its respective Underlying ETF. The Fund does not seek to achieve two times (2x) the performance of its Underlying ETF for any period other than a single day, measured from one NAV calculation to the next. Because the Fund resets its exposure each trading day, performance over periods longer than one day will reflect the effects of compounding and may differ, sometimes significantly, from two times (2x) the performance of the applicable Underlying ETF over the same period.

An investment in any Fund is not appropriate for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors should actively manage and monitor their investments, as frequently as daily.

The Fund expects to use derivatives (such as swap agreements and futures) and other instruments to obtain leveraged exposure and may hold cash and/or cash equivalents for liquidity, collateral, and portfolio management purposes.

80% Policy and Daily 2x Exposure. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in financial instruments that, in combination, provide leveraged exposure to the MANGOS Companies (as defined in the Fund's 'Principal Investment Strategies' summary), as represented by the Underlying ETF, equal to approximately two times (2x) the Underlying ETF's daily performance, as described under “Principal Investment Strategies” above. The Fund has adopted this 80% investment policy in accordance with Rule 35d-1 under the Investment Company Act of 1940 (the “Names Rule”). For purposes of this policy, the Fund measures compliance using the notional value of its derivatives (adjusted as required) and other instruments that provide leveraged exposure to its Underlying ETF. If a Fund departs from this policy due to market movements, rebalancing activity, or other factors, the Fund will make future investments in a manner consistent with the policy and will seek to restore compliance as soon as reasonably practicable and, in any event, within 90 days after the Fund identifies that it is out of compliance; provided that, in extraordinary or other-than-normal circumstances, the Fund may temporarily depart from this policy, and will seek to restore compliance as soon as reasonably practicable and, in any event, within 90 days measured from the time of the initial departure. The Fund will provide shareholders with at least 60 days' prior written notice of any change to its 80% investment policy.

Daily 2x Objective and Compounding. The Fund seeks to provide two times (2x) the daily performance of its Underlying ETF, before fees and expenses. No Fund seeks to, and no Fund should be expected to, provide two times (2x) the cumulative performance of its Underlying ETF for periods longer than a single day. Because the Fund rebalances its portfolio on a daily basis to maintain approximately two times (2x) exposure to its Underlying ETF, the Fund's performance for periods longer than one trading day will be the result of its return for each day compounded over the period. The impact of compounding can cause a Fund's performance over periods longer than a single day to differ significantly from two times (2x) the cumulative performance of the Underlying ETF for the same period, particularly when the Underlying ETF experiences significant volatility or when its daily returns fluctuate between positive and negative.

Use of Derivatives and Leverage. The Fund obtains leveraged exposure primarily through derivatives, including total return swap agreements and futures contracts referencing its Underlying ETF or other instruments that the Adviser believes provide economic exposure similar to its daily 2x Underlying ETF. The notional amounts of these instruments are adjusted on a daily basis to maintain approximately two times (2x) the Fund's net assets. The Fund may also use options or other derivative instruments for hedging, rebalancing, or efficient portfolio management purposes. The use of derivatives allows a Fund to gain leveraged exposure without investing directly in its Underlying ETF. The Fund may also invest a portion of its assets in cash and short-term instruments to meet margin and collateral requirements.

Portfolio Construction and Investment Instruments. The Fund primarily invests in derivatives and related instruments that provide leveraged exposure to its Underlying ETF and, to a lesser extent, holds cash and short-term instruments to support its derivatives positions. These derivatives are typically centrally cleared and exchange-traded derivatives, as well as over-the-counter instruments, subject to applicable regulatory requirements and counterparty risk management. The Fund may hold U.S. government securities, money market instruments, repurchase agreements, and other short-term investments as collateral for derivatives and to manage liquidity. The Fund is non-diversified, meaning it may invest a relatively high percentage of its assets in a smaller number of counterparties, reference instruments, or positions than a diversified fund.

Concentration Policy. The Fund (whose Underlying ETF is also a series of the Trust managed by the Adviser) will concentrate its investments in the specific industry or group of industries identified in the prospectus disclosure for its corresponding Underlying ETF, as an independent fundamental policy of the Fund that does not depend on or derive from the Underlying ETF's concentration policy:

•   Corgi MANGOS 2x Daily ETF: the technology and technology-enabled industries in which the MANGOS Companies operate

A change to a Fund's concentration policy requires a vote of the holders of a majority of the Fund's outstanding shares, unless the concentration policy clearly indicates when and under what conditions any changes between concentration and non-concentration will be made.

Derivatives and Securities Lending. The Fund expects to, and under normal circumstances will, invest significantly in derivatives as part of its principal investment strategy. Derivatives will be used to obtain leveraged exposure to the applicable Underlying ETF and the markets reflected in that Underlying ETF, manage portfolio exposures, and facilitate daily rebalancing. The Fund will not engage in securities lending as part of its principal investment strategies.

Understanding the Fund's Daily Objective and Compounding

What the Fund seeks to do. The Fund seeks daily investment results, before fees and expenses, that correlate to 2x the daily performance of its respective Underlying ETF. No Fund seeks to, and no Fund should be expected to, provide 2x the return of its Underlying ETF for periods longer than a single trading day.

What this means for holding periods longer than one day. The Fund resets its exposure each trading day to target approximately two times the daily move of its Underlying ETF. Over periods longer than one day, a Fund's return is the result of compounding its daily returns and will usually differ in amount, and may differ in direction, from 2x the return of the Fund's Underlying ETF for the same multi-day period.

Why multi-day results differ from 2x. Several factors contribute to this difference:

•   Compounding and daily rebalancing. Gains or losses on one day change the base to which the next day's 2x move is applied. This mathematical effect causes outcomes over time that diverge from simply taking 2x of a multi-day Underlying ETF return.

•   Underlying ETF volatility. Higher day-to-day variability in an Underlying ETF generally increases the dispersion between a Fund's multi-day return and 2x the Underlying ETF's multi-day return.

•   Underlying ETF trend. When an Underlying ETF trends steadily in one direction with low volatility, a Fund's multi-day return may be closer to, or may exceed, 2x the Underlying ETF's multi-day return.

•   Financing costs and expenses. The cost of maintaining derivatives or other forms of leveraged exposure, together with Fund expenses, reduces returns relative to 2x the Underlying ETF's performance.

•   Dividends and corporate actions. Differences between how dividends and corporate events affect an Underlying ETF versus a Fund's instruments and positions may also impact results.

The Fund is intended for investors who plan to monitor and manage their positions, potentially as frequently as daily. It is possible to lose the entire amount invested in a single day.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are listed below. Each risk summarized below is regarded as a “principal risk” of investing in the Fund, regardless of the order in which it appears. Investing involves risk, including the possible loss of principal. Any of the risks described can adversely affect a Fund's NAV, market price, income, or total return. Some or all of these risks may adversely affect a Fund's NAV per share price, yield, total return, and/or a Fund's ability to achieve its objective.

The risks below are organized into (i) theme-specific risks affecting the MANGOS Companies and (ii) risks applicable to the Fund’s leverage and ETF structure. Each risk identified as a principal risk of the Fund in the Fund Summary section above is described in further detail below.

Concentration and Single Issuer Risk (Applicable to the Fund). The Fund invests a significant portion of its assets in a small number of issuers. The Fund may be particularly sensitive to negative developments affecting a single issuer, including adverse business results, regulatory actions (including antitrust or other scrutiny), reputational events, cybersecurity incidents, or changes in competitive position. In addition, because the Fund has significant exposure to a small number of mega-capitalization companies, those companies' share prices may be especially sensitive to changes in expectations regarding growth and valuation. A decline in the value of one or more of these issuers may have a disproportionate negative impact on the Fund's performance and may increase volatility. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV and market price.

Concentration Risk (Applicable to the Fund). The Fund, as an independent fundamental policy, will concentrate its investments (i.e., invest more than 25% of its net assets) in the MANGOS Companies (concentrated in the technology and technology-enabled industries in which the MANGOS Companies operate). This concentration policy does not depend on or derive from the Underlying ETF's concentration policy. The Fund may be more sensitive to adverse economic, business, regulatory, environmental, or market developments affecting those industries than a fund that invests more broadly across multiple sectors, and the Fund's performance may be more volatile. Because the Fund seeks leveraged (2x) daily exposure, adverse developments affecting concentrated industries may have a magnified effect on the Fund's net asset value.

Technology Change, Innovation, and Competitive Dynamics Risk (Applicable to the Fund). The MANGOS Companies operate in rapidly evolving technology and innovation industries and may face intense competition, rapid product or service obsolescence, frequent changes in technology, standards, and customer preferences, and the need for ongoing research and development. These companies may have business models that depend on successful commercialization of new technologies, timely product launches, and broad adoption. Competitive pressures, platform consolidation, and dependence on key personnel and talent may adversely affect market share, pricing, margins, and growth prospects for the MANGOS Companies. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV and market price.

Antitrust, Regulatory, and Government Scrutiny Risk (Applicable to the Fund). Several of the MANGOS Companies are among the largest and most scrutinized technology companies in the world and are subject to significant antitrust, competition, and regulatory scrutiny in the United States and internationally. Regulatory actions, including investigations, enforcement proceedings, consent decrees, structural remedies (such as mandatory divestitures or business separations), fines, or changes in laws or regulations applicable to technology companies, digital advertising, AI, data privacy, content moderation, or space exploration, could materially adversely affect the business, financial condition, competitive position, and valuation of one or more MANGOS Companies. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV and market price.

AI and Algorithmic Decision Risk (Applicable to the Fund). The MANGOS Companies include some of the world's leading developers and deployers of artificial intelligence systems. Certain MANGOS Companies rely on AI models, automated systems, and algorithmic decision-making to develop products, deliver services, or manage operations. The effectiveness of these tools may depend on the quality, availability, and timeliness of data, and outcomes may be inaccurate, biased, or otherwise flawed. Market expectations regarding AI-driven growth and related compute demand may change rapidly, which may contribute to valuation volatility for issuers with AI-related exposure. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV and market price.

Pre-IPO and Transitional Company Risk (Applicable to the Fund). Certain MANGOS Companies may be privately held at the time of the Fund's investment and may subsequently become publicly traded through an IPO, direct listing, or other transaction. The transition from private to public company status may involve significant uncertainty regarding valuation, lock-up restrictions, increased volatility, dilution from new share issuance, and changes in governance or financial reporting. There can be no assurance that a privately held MANGOS Company will become publicly traded on any specific timeline, or at all. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV and market price.

SPV and Private Investment Pass-Through Risk (Applicable to the Fund). The Underlying ETF gains exposure to certain privately held MANGOS Companies (currently Anthropic and OpenAI) through special purpose vehicles or other private investment structures, subject to the Underlying ETF's 15% illiquid investment limit. These holdings may have limited transparency, reduced liquidity, valuation uncertainty, and additional layers of fees. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting those SPV or private investment positions may result in proportionally larger declines in the Fund's NAV and market price.

Export Controls, Sanctions, and Restricted Market Risk (Applicable to the Fund). Certain MANGOS Companies, particularly those involved in semiconductor design and space exploration, may be subject to export controls, sanctions regimes, national security restrictions, or other limitations on cross-border sales and technology transfer. Changes in sanctions or other restrictions can result in penalties, reputational harm, and reduced investor confidence. In extreme cases, sanctions-related restrictions could result in the Fund being unable to sell an affected investment, potentially resulting in a complete loss. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV and market price.

Cybersecurity, Data Breach, Privacy, and Trust Risk (Applicable to the Fund). Many of the MANGOS Companies face heightened risks of cyberattacks, security breaches, service disruptions, and misuse or unauthorized disclosure of data. Such events may result in operational disruption, regulatory investigations, litigation, remediation expenses, loss of customers, and reputational harm. Heightened regulatory scrutiny of privacy and data-use practices may restrict certain business activities and increase compliance costs. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV and market price.

Key Personnel and Talent Risk (Applicable to the Fund). The MANGOS Companies depend on highly skilled personnel, including founder-executives, leading AI researchers, and specialized engineers, and face intense competition to hire and retain qualified employees. The loss of key personnel or difficulty recruiting talent may impair a company's ability to innovate, maintain product quality, or execute its strategy. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV and market price.

Space and Satellite Industry Risk (Applicable to the Fund). Companies engaged in space and satellite communications may face risks related to launch failure, deployment delays, regulatory licensing requirements, and the capital-intensive nature of the industry. The space environment presents unique risks, including space debris and collision hazards. Certain issuers may have meaningful dependence on government customers and budgets. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV and market price.

Semiconductor, Capital Equipment, and Capex Cyclicality Risk (Applicable to the Fund). Semiconductor markets can be cyclical and sensitive to end-demand, inventory cycles, and customer capital spending. Pricing pressure, order cancellations, and rapid technology shifts may adversely affect revenues and margins. These industries may also face heightened sensitivity to export controls and geopolitical developments. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV and market price.

Supply Chain, Manufacturing, and Component Dependency Risk (Applicable to the Fund). Many of the MANGOS Companies depend on complex global supply chains, specialized components, and critical suppliers. Supply constraints, geopolitical disruptions, tariffs, and single-source dependencies may delay production, increase costs, and adversely affect revenues and profitability. Because the Fund seeks leveraged (2x) daily exposure through the Underlying ETF, adverse developments affecting these matters may result in proportionally larger declines in the Fund's NAV and market price.

Leverage Risk (Applicable to the Fund). By design, the Fund uses leverage to target 2x the daily performance of its Underlying ETF. Leverage magnifies both gains and losses. As a result, small changes in an Underlying ETF may produce larger changes in a Fund's NAV, and losses may be substantial. Leverage also increases the sensitivity of the Fund to financing costs, market volatility, and liquidity conditions. In adverse market conditions, a Fund may be required to reduce exposure rapidly or may be unable to maintain its targeted leverage.

Compounding and Daily Rebalancing Risk (Applicable to the Fund). The Fund has a single day investment objective, and the Fund's performance for any other period is the result of its return for each day compounded over the period. The Fund resets its exposure each trading day to target approximately 2x the daily move of its Underlying ETF. As a result, the performance of a Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Fund's Underlying ETF for the same period. In general, when Underlying ETF volatility is higher, the impact of compounding and daily rebalancing will be more pronounced and a Fund's multi-day results will tend to be less than 2x the Underlying ETF's return for the same period; when volatility is lower, multi-day results may be closer to or greater than 2x. If an Underlying ETF is flat over time, the applicable Fund will likely lose value due to the effects of daily resetting, compounding, financing costs, and expenses. An investor could lose the full principal value of an investment in a Fund within a single day. Deviations can occur over periods as short as one day when measured intraday rather than NAV to NAV.

Correlation Risk (Applicable to the Fund). The Fund seeks approximately 2x the daily performance of its Underlying ETF, before fees and expenses, but may not achieve its 2x Daily Objective. Fees and expenses; transaction and financing costs; the use, pricing, and liquidity of derivatives; market volatility or disruptions (including trading halts); corporate actions or changes affecting an Underlying ETF; and limits on, or timing differences in, rebalancing may cause a Fund's performance to deviate from 2x the Underlying ETF's daily return.

Derivatives Risk (Applicable to the Fund). The Fund may use derivatives such as total return swaps, futures contracts, options, and similar instruments to pursue its 2x daily objective. Derivatives can be volatile and may involve risks different from, and sometimes greater than, investing directly in the securities comprising an Underlying ETF. Such risks include leverage, imperfect correlation with the Underlying ETF, pricing and liquidity constraints, valuation complexity, and the potential that the cost to maintain a position exceeds its return. Limited initial margin may magnify losses, potentially beyond the amounts initially invested in the instrument.

Counterparty Risk (Applicable to the Fund). The Fund expects to obtain exposure to its Underlying ETF primarily through derivatives, including swaps and futures, entered into with a limited number of major financial institutions. The Fund is exposed to the risk that a derivatives counterparty or a clearinghouse or futures commission merchant will be unwilling or unable to honor its obligations. A Fund could lose margin or collateral it has posted, experience delays in recovery, or recover less than the full amount owed. Concentration of clearing services among a small number of firms and clearinghouses may increase this risk. Contractual provisions or resolution regimes could delay, limit, or eliminate a Fund's ability to exercise remedies.

Indirect Investment Risk (Applicable to the Fund). The Fund gains exposure to an Underlying ETF that is not involved in this offering. The Fund has no control over the Underlying ETF. Fund shareholders have no voting or distribution rights with respect to the Underlying ETF, and actions taken by the Underlying ETF could negatively affect the Fund's performance.

Financing, Margin, and Interest Rate Risk (Applicable to the Fund). The Fund's use of derivatives and leverage requires the posting of margin and the maintenance of collateral, which may require a Fund to hold significant amounts of cash and short-term instruments. Increases in margin requirements or collateral demands from counterparties or clearinghouses may require a Fund to sell assets at unfavorable times or reduce leveraged exposure, which could adversely affect performance. Rising interest rates may increase a Fund's financing costs, reduce the return on cash and short-term instruments, and adversely affect equity market valuations.

Non-Diversified Fund Risk (Applicable to the Fund). The Fund is non-diversified, which means it may invest a larger percentage of its assets in the securities of a smaller number of issuers or obtain exposure through a smaller number of counterparties than a diversified fund. As a result, a Fund may be more susceptible to a single economic, market, political, or regulatory occurrence, or to a decline in the financial condition of an issuer or counterparty, and such an event may have a disproportionately negative impact on the Fund.

ETF Risks (Applicable to the Fund). The Fund is an exchange-traded fund (“ETF”) and is subject to risks associated with ETF structure and secondary-market trading. These include reliance on a limited number of market makers and Authorized Participants, the possibility that Shares trade at prices different from NAV, and the trading and transaction-cost considerations that ETF investors generally face.

Cash Transactions and Tax Efficiency Risk (Applicable to the Fund). If a Fund uses cash creations or redemptions, it may need to buy or sell portfolio securities and derivatives, which can increase transaction costs, cause the Fund to realize taxable gains, and reduce tax efficiency relative to ETFs that rely more heavily on in-kind activity.

Brokerage Commissions and Bid-Ask Spread Risk (Applicable to the Fund). Investors who buy or sell Shares pay brokerage commissions and bear bid-ask spreads. These costs may increase when markets are volatile or when the Shares trade in lower volumes and can materially reduce returns for investors, especially for frequent traders or smaller transactions.

New Adviser Risk (Applicable to the Fund). The Adviser is a newly registered investment adviser and has limited operating history. There can be no assurance that the Adviser will be successful in implementing a Fund's investment strategy or managing a Fund, including with respect to the Fund's use of derivatives and daily rebalancing.

New Fund Risk (Applicable to the Fund). The Fund is newly organized and has limited operating history. As a new fund, a Fund may not attract sufficient assets to achieve and maintain an economically viable size, and it may be more likely to liquidate than a fund with a longer operating history and larger asset base. Liquidation may occur at a time that is disadvantageous to shareholders.

Equity Market Risk (Applicable to the Fund). Through its exposure to the Underlying ETF and the Fund's reference assets, the Fund is exposed to equity market risk. Equity securities may decline in value due to broad market conditions, economic conditions, changes in investor sentiment, or issuer-specific factors. Equity markets can be volatile and may be affected by changes in interest rates, inflation, economic growth, corporate earnings, political developments, geopolitical events, and other factors. Because the Fund provides leveraged exposure, declines in equity markets may result in proportionally larger declines in a Fund's NAV and market price.

Limited Shareholder Rights Risk (Applicable to the Fund). The Trust is organized as a Delaware statutory trust and is governed by its Agreement and Declaration of Trust, which limits certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). The governing documents also impose procedures on certain shareholder lawsuits, require certain claims (other than federal securities law claims) to be brought in Delaware courts, include a waiver of the right to a jury trial for certain claims (other than federal securities law claims), and limit the liability of, and provide indemnification for, Trustees and officers, subject to applicable law. These provisions may make it harder or more costly for shareholders to bring claims or influence Trust or Fund governance.

PORTFOLIO HOLDINGS INFORMATION

The Fund's complete portfolio holdings will be made available on the Fund's website at www.corgifunds.com on each business day, consistent with applicable SEC requirements (including Rule 6c-11). A full description of the Fund's policies and procedures regarding disclosure of portfolio holdings is provided in the Fund's Statement of Additional Information (the “SAI”).

MANAGEMENT

Investment Adviser

Corgi Strategies, LLC (the “Adviser”), located at 425 Bush St, Suite 500, San Francisco, CA 94104, is a Delaware limited liability company registered with the SEC as an investment adviser and serves as investment adviser to the Fund. The Adviser was founded in July 2025, and as of March 31, 2026, the Adviser had $[ ] in assets under management.

The Adviser is responsible for overall portfolio management and administration of the Fund pursuant to an investment advisory agreement with Corgi ETF Trust I (the “Trust”) (the “Advisory Agreement”). In addition to executing portfolio transactions, the Adviser may arrange for, and oversee, services providers performing transfer agency, custody, fund administration/accounting, distribution, and other services necessary for the Fund's operations.

For its services to the Fund, the Fund pays the Adviser a unitary management fee, calculated daily and paid monthly, from the Fund's average daily net assets. Under the Advisory Agreement, the Adviser pays substantially all of the Fund's expenses except for: the advisory fee itself; interest charges on borrowings; taxes; brokerage commissions and other expenses related to buying and selling portfolio investments; dividends and other expenses on securities sold short; acquired fund fees and expenses; any accrued deferred tax liability; distribution fees and expenses under any Rule 12b-1 plan; litigation and other extraordinary expenses; and any other expenses the Fund is responsible for under the Advisory Agreement (collectively, “Excluded Expenses”).

Additional information about portfolio transactions, brokerage selection, and research services is provided in the SAI under Brokerage Transactions.

Advisory Agreement

A discussion of the basis for the Board's approval of the Advisory Agreement will appear in the Fund's Annual Report to shareholders for the period ended December 31, 2026, on Form N-CSR.

Portfolio Managers

The individuals primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since 2026.

Additional information regarding the portfolio manager's compensation, other accounts managed, and ownership of Shares is provided in the Fund's SAI.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems shares of the Fund (“Shares”) only in large blocks called “Creation Units,” at a Fund's net asset value (“NAV”) next determined after an order is accepted. Only authorized participants (“APs”), who must be members or participants of a registered clearing agency and must have an executed participant agreement with a Fund's distributor and transfer agent, may transact in Creation Units directly with the Fund. Once created, Shares may be bought and sold in the secondary market in amounts less than a Creation Unit.

Most investors buy and sell Shares in secondary-market transactions through brokers. Shares are expected to be listed for trading on [ ] (the “Exchange”) and can be bought and sold throughout the trading day at market prices. Investors may pay customary brokerage commissions and, because secondary-market transactions occur at market prices, investors may pay more than NAV when buying Shares and receive less than NAV when selling Shares.

Book Entry

Shares are held only in book-entry form. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares. Beneficial ownership of Shares is shown on the records of DTC or its participants (e.g., brokers, banks, and other financial institutions). As a beneficial owner, you will not receive physical certificates and must rely on DTC and its participants to exercise rights associated with owning Shares, consistent with standard “street name” procedures.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions of Shares. Purchases and redemptions by APs are integral to the ETF arbitrage mechanism and help keep market prices of Shares close to NAV. The Board has considered the potential for frequent purchases and redemptions, particularly for cash, to increase portfolio transaction costs, tracking difference, and realized capital gains, and has approved policies to mitigate these effects, including fair-value pricing and the imposition of transaction fees on Creation Unit purchases and redemptions designed to cover a Fund's costs. The Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund's NAV is calculated as of the close of regular trading on [ ] (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by dividing the Fund's net assets by the number of Shares outstanding.

In determining NAV, portfolio securities and other assets are generally valued at market value using quotations, last sale prices, or values supplied by a pricing service or market makers. When such information is unavailable or is deemed unreliable, the affected investments are valued at fair value pursuant to the Fund's valuation procedures.

Fair Value Pricing

The Board has designated the Adviser as the Fund's “valuation designee” under Rule 2a-5 of the 1940 Act, subject to the Board's oversight. The Adviser has adopted valuation policies and procedures to determine, in good faith, the fair value of investments for which market quotations are not readily available or are considered unreliable (for example, following a trading halt or when a primary pricing source fails to provide data). In making fair-value determinations, the Adviser may consider all reasonably available information deemed relevant, including issuer-specific data, market conditions, recent trading activity, and the circumstances that triggered the need for fair value. Because fair value determinations involve judgments, the prices assigned may differ from values realized upon sale.

Investments by Other Registered Investment Companies in the Fund

Investments by registered investment companies in a Fund are subject to the limits of Section 12(d)(1) of the 1940 Act and related rules. Other registered investment companies may invest in the Fund beyond the Section 12(d)(1) limits in accordance with applicable SEC rules (e.g., Rule 12d1-4) and conditions, which may include entering into a fund-of-funds investment agreement with the Fund.

Delivery of Shareholder Documents - “Householding”

Certain intermediaries may offer “householding,” a method of delivery under which a single copy of shareholder documents is sent to investors sharing an address, even if accounts are registered in different names. If you wish to enroll in, or to change your householding election, please contact your broker-dealer or other financial intermediary.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay dividends and interest income, if any, annually, and to distribute its net realized capital gains to shareholders at least annually. The Fund will declare and pay income and capital gain distributions, if any, in cash. Cash distributions may be reinvested in additional whole Shares only if the broker through whom you hold Shares offers that option. Your broker is responsible for delivering any income and capital gain distributions to you.

Taxes

The following discussion summarizes certain U.S. federal income tax considerations that generally apply to investments in a Fund. Your situation may differ. You should consult your tax adviser regarding the tax consequences of investments in Shares, including the application of foreign, state, and local tax laws.

The Fund intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund satisfies minimum distribution requirements, a RIC is generally not subject to fund-level federal income tax on income and gains that are timely distributed to shareholders. If a Fund were to fail to qualify as a RIC or fail to meet the distribution requirements (and no relief were available), it could be subject to fund-level taxation, which would reduce income available for distribution.

Unless your Shares are held through a tax-exempt entity or tax-advantaged account (such as an IRA), you should consider potential tax consequences when a Fund makes distributions, when you sell Shares on the Exchange, and (for institutional investors only) when you purchase or redeem Creation Units.

This general discussion is based on the Code and applicable Treasury regulations in effect on the date of this Prospectus. New legislation, administrative guidance, or court decisions may materially change these conclusions and may apply retroactively.

Taxes on Distributions

For federal income tax purposes, distributions of the Fund's net investment income are generally taxable to shareholders as ordinary income or as qualified dividend income. Tax treatment of distributions of net capital gains (if any) depends on how long the Fund held the investments that generated such gains, not on how long you have held your Shares. Sales of assets held by the Fund for more than one year generally produce long-term capital gains or losses; sales of assets held for one year or less produce short-term capital gains or losses. Distributions that the Fund reports as capital gain dividends (“Capital Gain Dividends”) are taxable to shareholders as long-term capital gains. Distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether received in cash or reinvested in additional Shares.

Distributions a Fund reports as “qualified dividend income” are generally taxed to non-corporate shareholders at the rates applicable to long-term capital gains, provided holding-period and other requirements are met. “Qualified dividend income” generally includes dividends from U.S. corporations and from certain qualifying foreign corporations (including those incorporated in a U.S. possession, eligible for benefits under a comprehensive U.S. income tax treaty, or whose stock is readily tradable on an established U.S. market). Corporate shareholders may be eligible for a dividends-received deduction with respect to portions of dividends attributable to qualifying dividends the Fund receives from U.S. corporations, subject to applicable limitations.

Shortly after the close of each calendar year, you will receive information describing the character of distributions from the distributing Fund.

In addition to federal income tax, certain individuals, trusts, and estates are subject to a 3.8% Net Investment Income (“NII”) tax. This tax is imposed on the lesser of: (i) net investment income (as reduced by properly allocable deductions) or (ii) the excess of modified adjusted gross income over specified thresholds ($250,000 for married filing jointly, $200,000 for single filers, and $125,000 for married filing separately). The Fund's distributions and any capital gains realized on a sale or redemption of Shares are generally included in net investment income for purposes of the NII tax.

In general, distributions are taxable in the year paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year. In general, distributions are taxable even if they are paid from income or gains earned by the Fund before you purchased Shares (and thus were reflected in the Shares' NAV at the time of purchase).

You may want to avoid purchasing Shares immediately before a dividend or other distribution, since the distribution will generally be taxable to you even if, in economic terms, it represents a return of part of your investment.

If you are neither a U.S. citizen nor a U.S. resident (or are a foreign entity), distributions (other than Capital Gain Dividends) will generally be subject to U.S. withholding tax at a 30% rate, unless a lower treaty rate applies. Under certain circumstances, a Fund may report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% withholding tax, provided other requirements are met.

The Foreign Account Tax Compliance Act (“FATCA”) may require a Fund to withhold a 30% tax (generally not refundable) from distributions of net investment income made to: (A) certain foreign financial institutions that do not satisfy applicable FATCA reporting or due-diligence requirements (or that are not treated as compliant under an applicable intergovernmental agreement), and (B) certain non-financial foreign entities that do not provide required information regarding substantial U.S. owners. FATCA may also affect the Fund's returns on foreign investments or a shareholder's returns if Shares are held through a foreign intermediary. Consult your tax adviser regarding FATCA's application and any related certification, compliance, reporting, and withholding obligations.

The Fund (or a financial intermediary, such as a broker, through which a shareholder holds Shares) is generally required to withhold and remit to the U.S. Treasury a portion of taxable distributions and sale or redemption proceeds if the shareholder fails to furnish a correct taxpayer identification number, has underreported certain interest or dividend income, or fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if Shares have been held for more than one year, and as short-term capital gain or loss if Shares have been held for one year or less. However, a capital loss on Shares held six months or less is treated as long-term to the extent of Capital Gain Dividends received with respect to such Shares. Losses are disallowed (and the basis of newly acquired Shares is increased) to the extent that you acquire (including through dividend reinvestment) substantially identical Shares within a 61-day period beginning 30 days before and ending 30 days after the sale.

Taxes on Purchases and Redemptions of Creation Units

An authorized participant (“AP”) whose functional currency is the U.S. dollar and who exchanges securities for Creation Units generally recognizes gain or loss equal to the difference between (i) the value of the Creation Units at the time of the exchange and (ii) the AP's aggregate basis in the securities exchanged plus any cash paid. An AP that exchanges Creation Units for securities will generally recognize gain or loss equal to the difference between (i) the AP's basis in the Creation Units and (ii) the aggregate U.S. dollar market value of the securities received plus any cash received. The IRS may assert that a loss realized upon an exchange of securities for Creation Units is not currently deductible (e.g., under the “wash sale” rules for an AP not required to mark-to-market, or on the theory that there was no significant change in economic position). APs should consult their own tax advisers about the application of wash sale rules and the timing of any loss deductions.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares comprising the Creation Units were held for more than one year, and as short-term capital gain or loss if the Shares had been held for one year or less.

A Fund may include a payment of cash in addition to, or in place of, delivering a basket of securities when redeeming Creation Units. To raise cash for such redemptions, the Fund may sell portfolio securities, potentially recognizing investment income and/or capital gains or losses it might not have recognized if the redemption had been satisfied entirely in kind. As a result, including cash in redemption proceeds can reduce the Fund's tax efficiency.

The foregoing discussion summarizes some possible consequences under current federal tax law of investing in a Fund. It is not a substitute for personal tax advice. You may also be subject to foreign, state, and local taxes on Fund distributions and on sales of Shares. Consult your tax adviser regarding the tax consequences of investing in Shares under all applicable laws. For additional information, see “Federal Income Taxes” in the SAI.

DISTRIBUTION

[ ] (the “Distributor”), the Fund's distributor, is a broker-dealer registered with the SEC, serves as the Fund's distributor for Creation Units on an agency basis and does not make a secondary market in Shares. The Distributor does not set Fund policies or select the portfolio securities of the Fund. The Distributor's principal address is [ ].

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a Fund is authorized to pay up to 0.25% of its average daily net assets each year for distribution-related services in connection with the sale and distribution of its Shares.

The Fund does not currently pay Rule 12b-1 fees and have no current plans to impose such fees. If Rule 12b-1 fees are charged in the future, because they are paid from Fund assets on an ongoing basis, these fees would increase the cost of your investment over time and may exceed certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

When available, information about how often Shares traded on the Exchange at a price above (at a premium to) or below (at a discount to) the Fund's NAV will be provided on the Fund's website at www.corgifunds.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, and has not participated in, the determination of the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of any equation by which to determine redeemability of Shares. The Exchange has no duty or liability to shareholders for the administration, marketing, or trading of the Shares.

Without limiting the foregoing, in no event shall the Exchange have any liability for lost profits or for indirect, punitive, special, or consequential damages, even if advised of the possibility of such damages.

The Adviser and the Fund make no representation or warranty, express or implied, to owners of Shares or to the public regarding the advisability of investing in securities generally or in the Fund specifically, or regarding the ability of a Fund to achieve its investment objective of providing two times (2x) the daily performance of the Underlying ETF itself.

This Prospectus relates solely to the Shares of the Fund and not to any underlying Corgi 1x ETF directly. All information regarding the underlying Corgi 1x ETFs included in this Prospectus is derived from the prospectuses and reports of those funds, and neither the Adviser nor the Fund has independently verified such information or participated in its preparation beyond the Adviser's role as investment adviser to those funds.

FINANCIAL HIGHLIGHTS

This section ordinarily presents Financial Highlights to help you understand the Fund's performance over its operating period. Because the Fund has not commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

The Fund

Adviser

Corgi Strategies, LLC

425 Bush St, Suite 500

San Francisco, CA 94104

Distributor

[ ]

[ ]

Independent Registered Public Accounting Firm

[ ]

[ ]

Administrator, Fund Accountant, and Transfer Agent

[ ]

[ ]

Custodian

[ ]

[ ]

Statement of Additional Information: The Fund's SAI includes further details about the Fund's investments and other information. A current SAI dated [ ], 2026, as supplemented from time to time, is on file with the SEC and is incorporated by reference into this Prospectus; it is legally part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund's first annual report after operations commence, you will find a discussion of market conditions and investment strategies that materially affected performance. Form N-CSR contains the Fund's annual and semi-annual financial statements.

You can obtain free copies of these documents when available, request other information, or make general inquiries about the Fund by contacting:

Corgi ETF Trust I, c/o 425 Bush St, Suite 500, San Francisco, CA 94104 or by calling (855) 552-6744.

Shareholder reports and other information about the Fund is also available on the EDGAR database on the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

•   Free of charge from the SEC's EDGAR database on the SEC's website at http://www.sec.gov; or

•   Free of charge from the Fund's Internet website at corgifunds.com; or

•   For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-24117)

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION

JUNE 22, 2026

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Corgi MANGOS 2x Daily ETF

(the “Fund”)

listed on [ ]

STATEMENT OF ADDITIONAL INFORMATION

[   ], 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read together with the Prospectus for the funds listed above (each, a “Fund” and collectively, the “Fund”), each a series of Corgi ETF Trust I (the “Trust”), dated [ ], 2026 as it may be supplemented from time to time (the “Prospectus”). Unless noted otherwise, capitalized terms used in this SAI have the same meanings as in the applicable Prospectus. A copy of the Prospectus may be obtained without charge by email to contact@corgifunds.com, visiting www.corgifunds.com, or writing to the Trust, c/o 425 Bush St, Suite 500, San Francisco, CA 94104.

The Fund’s audited financial statements for the most recent fiscal year, when available, will be incorporated into this SAI by reference to the Fund’s most recent annual report on Form N-CSR.

TABLE OF CONTENTS

General Information about the Trust
Additional Information about Investment Objectives, Policies, and Related Risks
Description of Permitted Investments
Investment Restrictions
Exchange Listing and Trading
Management of the Trust
Principal Shareholders, Control Persons and Management Ownership
Codes of Ethics
Proxy Voting Policies
Investment Adviser
Portfolio Managers
The Distributor
Administrator
Transfer Agent and ETF Order Management
Custodian
Independent Registered Public Accounting Firm
Portfolio Holdings Disclosure Policies and Procedures
Description of Shares
Limitation of Trustees' Liability
Brokerage Transactions
Portfolio Turnover Rate
Book Entry Only System
Purchase and Redemption of Shares in Creation Units
Determination of NAV
Dividends and Distributions
Federal Income Taxes
Financial Statements

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company with multiple series, including the Fund. This SAI relates to the Fund. The Trust is a Delaware statutory trust formed on July 15, 2025. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the “1940 Act”), as an open-end management investment company, and the offering of shares of beneficial interest (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). The Fund seeks daily investment results, before fees and expenses, that correlate to 2x the daily performance of its Underlying ETF. The Fund is a leveraged ETF that seeks 2x the daily performance of the Underlying ETF. Corgi Strategies, LLC (the “Adviser”) will serve as investment adviser to the Fund.

The Fund seeks daily investment results, before fees and expenses, that correlate to 2x the daily performance of its Underlying ETF. The Fund resets its exposure each trading day to target approximately two times the Underlying ETF's daily move and should not be expected to provide 2x the return of its Underlying ETF for periods longer than a single day. Because of daily compounding, Underlying ETF volatility, financing costs, and expenses, the Fund's results over periods longer than a day will usually differ in amount, and may differ in direction, from the Underlying ETF's multi-day return. The Fund expects to obtain leveraged exposure primarily through derivatives (for example, total return swaps and futures) and to rebalance exposure daily. It is possible to lose the full value of an investment in a Fund in a single day.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund's investment objectives and principal investment strategies are described in the Prospectuses under “Investment Objective” and “Principal Investment Strategies,” respectively. The information below supplements, and should be read together with, the Prospectuses. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund's investments, unless otherwise noted, if a percentage limitation is satisfied at the time of investment or contract, a subsequent increase or decrease due to market movements or redemptions will not, by itself, result in a violation of that limitation.

Non-Diversification

The Fund is classified as non-diversified under the 1940 Act. As a result, a Fund is not limited by the 1940 Act with respect to the percentage of its assets that may be invested in the securities of a single issuer. A Fund therefore may invest a larger portion of its assets in the securities of a single issuer or a smaller number of issuers than a diversified fund. Those issuers may represent a greater portion of the Fund's portfolio, which can adversely affect performance or subject Shares to greater price volatility than more diversified investment companies. While the Fund is “non-diversified” under the 1940 Act, to qualify as a RIC the Fund must satisfy Subchapter M diversification tests. Accordingly, with respect to at least 50% of total assets, the Fund will not hold more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of total assets in any one issuer.

Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the diversification required under the Code and otherwise operate so as to qualify as a regulated investment company (“RIC”) for federal income tax purposes, thereby generally avoiding fund-level federal income tax on income and gains distributed to shareholders. Compliance with the Code's diversification and other requirements may limit investment flexibility and could make it less likely that a Fund will meet its investment objective. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of a Fund's portfolio securities may fluctuate with changes in an issuer's or counterparty's financial condition, with issuer-specific or industry-specific developments, and with broader economic or political conditions. An investor in a Fund could lose money over short or long periods.

There is no assurance that a liquid market will exist for all securities held by a Fund. Market liquidity may depend on whether dealers are willing to make markets in particular securities. There can be no assurance that a market will be made or maintained, or that any such market will remain liquid. The price at which securities may be sold, and the value of Shares, can be adversely affected if trading markets for a Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Financial markets, domestic and foreign, have at times experienced unusually high volatility. Continuing events and market turbulence may adversely affect Fund performance.

Cyber Security Risk

Investment companies and their service providers face operational and information-security risks from cyber incidents. Cyber events include, among other things, data theft or corruption, denial-of-service attacks, unauthorized release of confidential information, and other breaches. Cyber incidents affecting a Fund or the Adviser, custodian, transfer agent, intermediaries, or other third-party service providers may, among other effects, disrupt the processing of shareholder transactions, impair a Fund's ability to calculate its NAV, cause the release of private shareholder or issuer information, impede trading, result in regulatory fines or financial losses, and damage reputation. A Fund may also incur additional costs for cybersecurity risk management. Similar risks affect issuers in which a Fund invests and could have material adverse consequences for such issuers, potentially reducing the value of the Fund's investments.

DESCRIPTION OF PERMITTED INVESTMENTS

The following describes the investments and techniques the Fund may use, and the related risks. A Fund will employ any investment or practice below only if it is consistent with the Fund's investment objective and permitted by the Fund's stated policies. Some items discussed in this SAI are not principal strategies, as disclosed in the Prospectus; while a Fund is permitted to use them, it is not required to do so.

Borrowing

Although the Fund does not expect to borrow, it may do so to the extent allowed by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. Any borrowing is expected to be for short-term or emergency purposes, not for investment, and would be repaid promptly. Borrowing magnifies the effect on NAV of changes in the market value of the Fund's holdings. Amounts borrowed bear interest (which may or may not be offset by earnings on purchased securities), and maintaining a credit facility may involve minimum balances, commitment fees, or other costs that increase the effective cost of borrowing.

For the Fund, leverage is expected to come primarily from derivatives (for example, total return swaps and futures) rather than from cash borrowings. If a Fund borrows, the Fund will maintain asset coverage of at least 300% of all borrowings as required by Section 18 of the 1940 Act. Short-term borrowings, if any, may include custodial overdrafts or borrowings under a credit facility for settlement, liquidity, or other administrative purposes, and will be repaid promptly.

Derivatives Used by the Fund

The Fund seeks daily investment results, before fees and expenses, that correlate to 2x the daily performance of its Underlying ETF. To pursue these objectives, the Fund expects to obtain leveraged exposure primarily through the derivatives set out below and to rebalance its exposure on each Business Day. Daily rebalancing and compounding can cause a Fund's return for periods longer than one day to differ, and potentially differ significantly, from 2x of its Underlying ETF for the same period. Market volatility, holding period, and the path of returns will affect the degree of such divergence.

•   Swap Agreements. A Fund may enter into total return swaps and other swap contracts that reference its Underlying ETF or an exchange-traded fund designed to track the Underlying ETF (or a similar index or asset). Swaps typically require the Fund to exchange periodic payments based on the performance of the Underlying ETF for financing and/or fee payments. Swaps may be traded bilaterally (subject to counterparty credit risk and collateral arrangements) or, in some cases, cleared through a central clearinghouse (introducing clearinghouse and futures commission merchant risk). Total return swaps are expected to be a primary tool for obtaining leveraged exposure. Under normal market conditions, a Fund expects the aggregate notional amount of its swap positions, together with other derivatives, to be approximately 200% of the Fund's net assets, before taking into account any cash and cash equivalents held for margin and collateral. Swaps are typically documented under an ISDA Master Agreement with a credit support annex that requires posting and collection of variation margin (and, where applicable, initial margin). Swap exposures may be reset or rebalanced daily to help the Fund maintain its target exposure.

•   Futures Contracts. A Fund may use exchange-traded futures on broad equity indexes or on exchange-traded funds (including the Underlying ETF or exchange-traded funds designed to track such indexes or assets) to obtain or adjust exposure. Futures require initial and variation margin and are marked to market daily. Futures may reference broad equity indexes or exchange-traded funds that seek to track such indexes, including contracts traded on U.S. exchanges. Positions are subject to exchange and clearinghouse margin requirements and may be subject to exchange or regulatory position limits. The Fund may increase or reduce futures exposure intraday or at the close in connection with its daily rebalance.

•   Options. A Fund may use options on futures, indexes, or exchange-traded funds for exposure to or to manage risk. Option values can be highly sensitive to changes in the price and volatility of the Underlying ETF and to time decay. A Fund expects to use options opportunistically for exposure or risk management and does not expect options to be a primary source of the Fund's leverage.

•   Money Market Instruments and Short-Term Investments. A Fund may hold cash, U.S. government securities, repurchase agreements, and interests in money market funds to meet margin and collateral needs, to manage liquidity, or pending investment. To the extent a Fund invests in a money market fund, shareholders may bear their proportionate share of the money market fund's fees in addition to the Fund's expenses. Cash and cash equivalents may serve as collateral for the Fund's derivatives and to meet margin calls. Holding cash or cash equivalents may reduce the Fund's ability to maintain its target level of leveraged exposure and may contribute to tracking differences.

•   Securities Lending. See Securities Lending below for a fuller discussion. If a Fund engages in lending, it will do so pursuant to Board-approved guidelines; lending involves counterparty, collateral investment, and operational risks.

•   Daily Rebalancing and Compounding. To seek 2x of its Underlying ETF's daily return, a Fund will generally rebalance its derivatives exposure each Business Day. Because of compounding, the Fund's return over periods longer than one day is likely to differ from 2x of the return of the Underlying ETF for the same period. The degree of divergence can be positive or negative and depends on factors including volatility, fees and expenses, and the timing and magnitude of Underlying ETF moves.

•   Derivatives Risk Management and Rule 18f-4. The Fund relies on Rule 18f-4 under the 1940 Act for its derivatives and certain financing transactions. The Fund operates a derivatives risk management program administered by a designated derivatives risk manager (the “Derivatives Risk Manager”) and is subject to value-at-risk (“VaR”) testing. The Fund intends to comply with the relative VaR test, under which the VaR of the Fund’s portfolio (including derivatives) must not exceed 200% of the VaR of a designated reference portfolio. For purposes of the relative VaR test under Rule 18f-4, each Fund’s Derivatives Risk Manager has designated a representative index that substantially correlates to the performance of the Fund’s Underlying ETF or Underlying ETP as the Fund’s designated reference portfolio. The Derivatives Risk Manager has determined that such index reflects the markets or asset classes in which the Fund invests and provides an appropriate baseline against which to measure the Fund’s leverage risk. The Derivatives Risk Manager monitors each Fund’s relative VaR on a daily basis and will take steps to bring the Fund into compliance if its VaR were to exceed 200% of the VaR of its designated reference portfolio, which may include reducing derivatives exposure. Additional information about the Fund’s derivatives risk management program is provided in the Statement of Additional Information.

•   Commodity Interests and CFTC Matters. To the extent a Fund invests in commodity interests (for example, futures, options on futures, or swaps), the Adviser intends to claim an exclusion from the definition of “commodity pool operator” with respect to the Fund, and the Adviser would not be required to register with the CFTC as a commodity pool operator for the Fund.

Illiquid Investments and Restricted Securities

Under Rule 22e-4, the Fund may not acquire any illiquid investment if, immediately after purchase, more than 15% of its net assets would be invested in illiquid investments that are assets. An “illiquid investment” is one that the Fund reasonably expects it cannot sell or dispose of, under current market conditions, within seven calendar days without materially affecting the investment's market value. The Fund maintains a liquidity risk management program and procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit is observed on an ongoing basis. If the Fund's holdings of illiquid investments exceed 15% of net assets because of market activity, liquidity changes, or other factors, the Fund will report the occurrence to the Board and will take steps, consistent with Rule 22e-4 and Board-approved procedures, to reduce illiquid investments to or below 15% within a reasonable period.

The Fund may purchase restricted securities that may be resold to institutional investors and that, under the Fund's liquidity program, may be determined not to be illiquid. Many such securities trade in the institutional market under Rule 144A of the Securities Act and are referred to as Rule 144A securities.

Illiquid investments generally involve more risks than comparable, readily marketable securities. They may trade at a discount, may be harder to sell at a fair price or in a timely manner, and may prevent the Fund from taking advantage of market opportunities. Risks are most acute when the Fund needs cash (for example, during periods of net redemptions), potentially necessitating borrowing or sales at unfavorable prices.

Equity Securities

Equity securities (for example, common stock) are subject to stock-market risk and may fluctuate significantly with market conditions, investor sentiment, or an issuer's financial position change. Declines in the value of equity holdings may cause a Fund's Shares to fall in value.

An investment in a Fund entails the risks inherent in equity ownership, including the risk that issuer fundamentals deteriorate or that broad market conditions weaken, either of which can reduce the value of portfolio securities and, in turn, the value of Shares. Equity prices can be volatile as investor expectations shift with respect to government, economic, monetary, and fiscal policies; inflation and interest rates; business cycles; and global or regional political, economic, or banking stresses. With respect to the Fund, equity exposure is typically obtained indirectly through derivatives that reference the applicable Underlying ETF rather than through direct holdings.

Types of Equity Securities:

Common Stocks – Common stock represents an ownership interest in an issuer, typically with voting rights and the potential to receive dividends. Unlike preferred stock, dividends on common stock are not fixed and are declared at the discretion of the issuer's board of directors.

Holders of common stock generally take on more risk than holders of preferred stock or debt because common shareholders stand behind creditors and preferred shareholders in the issuer's capital structure. Common stock has neither a stated principal amount nor maturity date and remains subject to market fluctuations as long as it is outstanding.

Preferred Stocks – Preferred stock represents an ownership interest that typically has priority over common stock for dividends and liquidation proceeds, but is junior to the issuer's liabilities. Preferred stock generally has no voting rights. Varieties include adjustable-rate, fixed-dividend, perpetual, and sinking-fund preferred stock.

In general, market values of fixed-rate, non-convertible preferred stock move inversely with interest rates and with changes in perceived credit quality.

Rights and Warrants – Rights give existing shareholders the privilege to subscribe to a new issue of common stock, usually for a short period (often two to four weeks) at a discount to the public offering price; rights are typically transferrable. Warrants are long-dated options, often issued with debt or preferred stock, that allow the holder to purchase common shares at a specified price; warrants are usually transferrable and may trade on exchanges.

Rights and warrants may involve greater risk than direct investment in the underlying securities. They typically do not convey voting rights, dividends, or ownership in the issuer's assets; their values may not track the underlying securities; and they can expire worthless if not exercised by their expiration dates. Using rights or warrants can increase potential gains and losses compared to investing the same amount directly in the underlying securities.

When-Issued Securities – A when-issued security has defined terms and an active market but has not yet been issued. In such transactions the Fund relies on the counterparty to deliver. If delivery does not occur, the Fund may miss an opportunity to acquire the security at an attractive price or yield.

Purchasing when-issued securities exposes the Fund to ownership-like risks prior to settlement, including price and yield changes. By settlement, the market value may be higher or lower than the agreed purchase price, and prevailing yields may differ from those available when the trade was executed. Because payment is deferred until delivery, these risks are in addition to the risks of the Fund's other investments.

SEC Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) permits investments on a when-issued, forward-settling, or non-standard settlement basis notwithstanding Section 18's senior-security restrictions, provided the Fund intends to physically settle and settlement will occur within 35 days of the trade date (the “Delayed-Settlement Securities” provision). Transactions that do not meet that provision are treated as derivatives under Rule 18f-4.

Short Sales

A Fund may engage in short sales of securities it does not own (and, in some cases, short sales against-the-box, i.e., short sales of stocks it does own). In a short sale, the Fund borrows the security, sells it, and later seeks to purchase the same security to return to the lender. Short sales involve the risk that the borrowed security increases in price before the position is closed, which would result in a loss. The Fund can also be required to close a short position earlier than desired (for example, if the lender recalls the security or borrowing costs rise), which may cause a loss. Because the price of the borrowed security may increase indefinitely, such losses are theoretically uncapped.

Short sales require the Fund to pledge liquid assets and to post margin with the broker. While the short position is open, the Fund generally will pay borrowing fees and any amounts equal to dividends or interest that accrue on the borrowed security. These amounts reduce the return on the position and can create a negative cost of carry. Any payments in lieu of dividends on short positions generally are not qualified dividend income.

For purposes of Rule 18f-4 under the 1940 Act, short sales are treated as derivatives transactions and are subject to the Fund's derivatives risk management program and value-at-risk limits. Short sales also involve counterparty, liquidity, and operational risks, including the risk of buy-in if the broker cannot continue to borrow the security.

AI and Algorithmic Decision Risk. Through its exposure to the Underlying ETF and the Fund's reference assets, the Fund is exposed to risks arising from reliance on AI models, automated systems, and algorithmic decision-making. Outputs may be inaccurate, biased, or otherwise flawed, and performance may depend on data quality, availability, and timeliness and may degrade under new conditions. Regulatory scrutiny and public concerns may increase compliance costs or restrict practices. Because the Fund provides leveraged exposure, adverse developments affecting the Underlying ETF may result in proportionally larger declines in the Fund's NAV and market price.

Brokerage Commissions and Bid-Ask Spread Risk. Investors who buy or sell Shares pay brokerage commissions and bear bid-ask spreads. These costs may increase when markets are volatile or when the Shares trade in lower volumes and can materially reduce returns for investors, especially for frequent traders or smaller transactions.

Cash Transactions and Tax Efficiency Risk. If a Fund uses cash creations or redemptions, it may need to buy or sell portfolio securities and derivatives, which can increase transaction costs, cause the Fund to realize taxable gains, and reduce tax efficiency relative to ETFs that rely more heavily on in-kind activity.

Compounding and Daily Rebalancing Risk. The Fund has a single day investment objective, and the Fund's performance for any other period is the result of its return for each day compounded over the period. The Fund resets its exposure each trading day to target approximately 2x the daily move of its Underlying ETF. As a result, the performance of a Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Fund's Underlying ETF for the same period, before accounting for fees and expenses. In general, when Underlying ETF volatility is higher, the impact of compounding and daily rebalancing will be more pronounced and a Fund's multi-day results will tend to be less than 2x the Underlying ETF's return for the same period; when volatility is lower, multi-day results may be closer to or greater than 2x. If an Underlying ETF is flat over time, the applicable Fund will likely lose value due to the effects of daily resetting, compounding, financing costs, and expenses. An investor could lose the full principal value of an investment in a Fund within a single day. Deviations can occur over periods as short as one day when measured intraday rather than NAV to NAV.

The following table illustrates the impact of Underlying ETF volatility and Underlying ETF return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance. The table uses hypothetical annualized Underlying ETF volatility and Underlying ETF returns to illustrate the impact of these two principal factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical Underlying ETF return for a one-year period. Each column corresponds to a level of hypothetical annualized Underlying ETF volatility.

Estimated Fund Returns

Underlying ETF Performance		Underlying ETF Annualized Volatility
One Year Return	Two times (2x) Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Assumes: (a) no dividends paid with respect to securities of the Underlying ETF; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included, the Fund's performance would be different from that shown.

Correlation Risk. The Fund seeks approximately 2x the daily performance of its Underlying ETF, before fees and expenses, but may not achieve its 2x Daily Objective. Fees and expenses; transaction and financing costs; the use, pricing, and liquidity of derivatives; market volatility or disruptions (including trading halts); corporate actions or changes affecting an Underlying ETF; and limits on, or timing differences in, rebalancing may cause a Fund's performance to deviate from 2x the Underlying ETF's daily return.

Cybersecurity, Data Breach, Privacy, and Trust Risk. Through its exposure to the Underlying ETF and the Fund's reference assets, the Fund is exposed to cybersecurity, data breach, privacy, and trust risks. Cyberattacks, security breaches, service disruptions, or unauthorized disclosure of data can result in operational disruption, regulatory investigations, litigation, remediation expenses, loss of customers, and reputational harm. Increased scrutiny of privacy and data-use practices may restrict activities or increase compliance costs, and breaches of customer trust can increase losses and reduce confidence. Because the Fund provides leveraged exposure, adverse developments affecting the Underlying ETF may result in proportionally larger declines in the Fund's NAV and market price.

Derivatives Risk. The Fund may use derivatives such as total return swaps, futures contracts, options, and similar instruments to pursue its 2x daily objective. Derivatives can be volatile and may involve risks different from, and sometimes greater than, investing directly in the securities comprising an Underlying ETF. Such risks include leverage, imperfect correlation with the Underlying ETF, pricing and liquidity constraints, valuation complexity, and the potential that the cost to maintain a position exceeds its return. Limited initial margin may magnify losses, potentially beyond the amounts initially invested in the instrument.

Equity Market Risk. Through its exposure to the Underlying ETF and the Fund's reference assets, the Fund is exposed to equity market risk. Equity securities may decline in value due to broad market conditions, economic conditions, changes in investor sentiment, or issuer-specific factors. Equity markets can be volatile and may be affected by changes in interest rates, inflation, economic growth, corporate earnings, political developments, geopolitical events, and other factors. Because the Fund provides leveraged exposure, declines in equity markets may result in proportionally larger declines in a Fund's NAV and market price.

ETF Risks. The Fund is an exchange-traded fund (“ETF”) and is subject to risks associated with ETF structure and secondary-market trading. These include potential reliance on a limited number of market makers and Authorized Participants, the possibility that Shares trade at prices different from NAV, and the trading and transaction-cost considerations described below.

•   Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund relies on a limited number of financial institutions that are authorized to purchase and redeem Creation Units directly with the Fund (each, an Authorized Participant or “AP”). There may also be a limited number of market makers and other liquidity providers active in Shares. If (i) APs exit the business, become unable to process creation and/or redemption orders, and no other APs step in, or (ii) market makers and/or other liquidity providers leave the market or materially scale back their activity and no replacements emerge, Shares may trade at a material discount to NAV and, in extreme cases, could face delisting.

•   Costs of Buying or Selling Shares. Investors who trade Shares in the secondary market will pay brokerage commissions or other charges set by their broker. Commissions are often fixed amounts and can be a significant proportional cost for investors transacting in small sizes. Secondary-market investors also bear the bid-ask spread. The spread varies over time with trading volume and market liquidity; generally narrower when trading volume and liquidity are higher and wider when they are lower. A relatively small investor base, sizable asset flows into or out of a Fund, and/or periods of elevated market volatility may widen spreads. Because commissions and spreads add to trading costs, frequent trading of Shares can materially reduce returns and may be inadvisable for investors who expect to make regular, small purchases or sales.

•   Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares trade on an exchange at market prices that may differ from a Fund's NAV. At times, Shares may trade at an intraday premium (above NAV) or discount (below NAV) due to supply and demand for Shares or during volatile markets. This risk can be heightened in periods of market stress, sharp market declines, or when secondary-market trading activity in Shares is limited, in which case premiums or discounts may be significant.

•   Trading. Although Shares are listed for trading on [ ] (the “Exchange”) and may trade on other U.S. exchanges, there is no assurance that Shares will trade with active volume, or trade at all, on any exchange. In stressed market conditions, the liquidity of Shares and the liquidity of a Fund's portfolio holdings may deteriorate.

Export Controls, Sanctions, and Geopolitical Risk. Through its exposure to the Underlying ETF and the Fund's reference assets, the Fund is exposed to export controls, sanctions, and geopolitical risks. Issuers or markets may be affected by sanctions regimes, national security restrictions, or other limitations on cross-border transactions, technology transfer, financing, or counterparties. Compliance can increase costs and constrain business opportunities, and geopolitical tensions or conflicts may disrupt supply chains, reduce demand, increase input costs, and contribute to market volatility. Because the Fund provides leveraged exposure, adverse developments affecting the Underlying ETF may result in proportionally larger declines in the Fund's NAV and market price.

Financing, Margin, and Interest Rate Risk. The Fund's use of derivatives and leverage requires the posting of margin and the maintenance of collateral, which may require a Fund to hold significant amounts of cash and short-term instruments. Increases in margin requirements or collateral demands from counterparties or clearinghouses may require a Fund to sell assets at unfavorable times or reduce leveraged exposure, which could adversely affect performance. Rising interest rates may increase a Fund's financing costs, reduce the return on cash and short-term instruments, and adversely affect equity market valuations.

Indirect Investment Risk. The Fund gains exposure to an Underlying ETF that is not involved in this offering. The Fund has no control over the Underlying ETF. Fund shareholders have no voting or distribution rights with respect to the Underlying ETF, and actions taken by the Underlying ETF could negatively affect the Fund's performance.

Leverage Risk. By design, the Fund uses leverage to target 2x the daily performance of its Underlying ETF. Leverage magnifies both gains and losses. As a result, small changes in an Underlying ETF may produce larger changes in a Fund's NAV, and losses may be substantial. Leverage also increases the sensitivity of the Fund to financing costs, market volatility, and liquidity conditions. In adverse market conditions, a Fund may be required to reduce exposure rapidly or may be unable to maintain its targeted leverage.

New Adviser Risk. The Adviser is a newly registered investment adviser and has limited operating history. There can be no assurance that the Adviser will be successful in implementing a Fund's investment strategy or managing a Fund, including with respect to the Fund's use of derivatives and daily rebalancing.

New Fund Risk. The Fund is newly organized and has limited operating history. As a new fund, a Fund may not attract sufficient assets to achieve and maintain an economically viable size, and it may be more likely to liquidate than a fund with a longer operating history and larger asset base. Liquidation may occur at a time that is disadvantageous to shareholders.

Non-Diversified Fund Risk. The Fund is non-diversified, which means it may invest a larger percentage of its assets in the securities of a smaller number of issuers or obtain exposure through a smaller number of counterparties than a diversified fund. As a result, a Fund may be more susceptible to a single economic, market, political, or regulatory occurrence, or to a decline in the financial condition of an issuer or counterparty, and such an event may have a disproportionately negative impact on the Fund.

Semiconductor and Advanced Computing Supply Chain Risk. Through its exposure to the Underlying ETF, the Fund is exposed to risks affecting semiconductor and advanced computing supply chains, including cyclical demand, inventory cycles, customer capital spending, long lead times, technology transitions, and pricing pressure. Export controls and geopolitical developments may affect access to markets, manufacturing capacity, equipment, or inputs. Because the Fund provides leveraged exposure, adverse developments affecting the Underlying ETF may result in proportionally larger declines in the Fund's NAV and market price.

Space and Satellite Industry Risk. Through its exposure to the Underlying ETF and the Fund's reference assets, the Fund is exposed to risks affecting space and satellite-related issuers, including launch and deployment risks, mission failure, and technical performance risks. The industry can involve significant capital requirements, long development timelines, and uncertain payback periods, and may be subject to spectrum and licensing requirements. Space debris and collision hazards may impair operations or increase costs. Because the Fund provides leveraged exposure, adverse developments affecting the Underlying ETF may result in proportionally larger declines in the Fund's NAV and market price.

SPV and Private Investment Risk. Through its exposure to the Underlying ETF and the Fund's reference assets, the Fund is exposed to risks associated with SPVs and private exposures to the extent reflected in the Underlying ETF or related instruments. These investments may involve limited transparency, reduced liquidity, and heightened valuation risk and may be difficult to value or sell at desired times or prices. These exposures may be sensitive to deal timing and completion risk and may be volatile during transaction processes or following business combinations. Because the Fund provides leveraged exposure, adverse developments affecting the Underlying ETF may result in proportionally larger declines in the Fund's NAV and market price.

Supply Chain, Manufacturing, and Operational Execution Risk. Through its exposure to the Underlying ETF and the Fund's reference assets, the Fund is exposed to supply chain, manufacturing, and operational execution risks. Issuers may face constraints from limited suppliers, long lead times, quality-control issues, labor availability, and capacity limitations. Execution challenges can lead to delays, cost overruns, warranty claims, recalls, or lost market share, and operational disruptions can reduce revenue and cash flow. Because the Fund provides leveraged exposure, adverse developments affecting the Underlying ETF may result in proportionally larger declines in the Fund's NAV and market price.

Technology Change, Innovation, and Competitive Dynamics Risk. Through its exposure to the Underlying ETF (and the Fund's reference assets), the Fund is exposed to risks affecting technology- and innovation-driven issuers. These companies may face rapid technological change, product obsolescence, changing standards, shifting customer preferences, and intense competition, and may depend on research and development, commercialization timelines, and adoption that can be uncertain and capital intensive. Because the Fund provides leveraged exposure, adverse developments affecting the Underlying ETF may result in proportionally larger declines in the Fund's NAV and market price.

Limited Shareholder Rights Risk. The Trust is organized as a Delaware statutory trust and is governed by its Agreement and Declaration of Trust, which limits certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). The governing documents also impose procedures on certain shareholder lawsuits, require certain claims (other than federal securities law claims) to be brought in Delaware courts, include a waiver of the right to a jury trial for certain claims (other than federal securities law claims), and limit the liability of, and provide indemnification for, Trustees and officers, subject to applicable law. These provisions may make it harder or more costly for shareholders to bring claims or influence Trust or Fund governance. (Applicable to the Fund.)

Investment Company Securities

The Fund may invest in other investment companies, including money market funds and ETFs, subject to Section 12(d)(1) of the 1940 Act and related rules. Investing through another pooled vehicle exposes the Fund to that vehicle's risks. Fund shareholders will indirectly bear their proportionate share of the acquired company's fees and expenses (including advisory fees), in addition to fees and expenses the Fund bears directly.

Under Section 12(d)(1), immediately after purchase the Fund may not: (1) own more than 3% of the acquired company's outstanding voting stock; (2) invest in the acquired company's securities with an aggregate value exceeding 5% of the Fund's total assets; or (3) invest in the securities of the acquired company and other investment companies in excess of 10% of the Fund's total assets. To the extent permitted by law or regulation, the Fund may invest in money market funds beyond these limits.

Registered funds may invest in other investment companies beyond Section 12(d)(1) limits if certain conditions are met. The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3, which provide an exemption permitting investment in other registered funds (including ETFs) if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund; and (2) sales loads on Shares do not exceed FINRA Rule 2830 limits.

The Fund may also rely on Section 12(d)(1)(F) and Rule 12d1-4, which provides an exemption permitting investment in other registered funds (including ETFs) if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund; and (2) sales loads on Shares do not exceed FINRA Rule 2830 limits.

The Fund may invest in exchange-traded funds to obtain exposure to the Underlying ETF or to a substantially similar fund, including for cash equitization, to facilitate daily rebalancing, or during portfolio transitions. Such use may increase tracking error and costs relative to holding derivatives or the underlying constituents directly.

Money Market Fund

The Fund may invest in underlying money market funds that seek to maintain a stable $1 NAV (“stable NAV” funds) or whose share prices fluctuate (“variable NAV” funds). Investments in stable NAV funds can still lose value. Variable NAV funds can be worth more or less than the Fund paid when sold. Neither type is designed to provide capital appreciation. Money market funds may impose liquidity fees or temporarily suspend redemptions if liquidity falls below required thresholds. Shares of money market funds are not insured or guaranteed by the U.S. government or any government agency, and there is no assurance that a money market fund will maintain a stable price.

Other Short-Term Instruments

For liquidity or other purposes, the Fund may hold short-term instruments on an ongoing basis, including but not limited to: (1) shares of money market funds; (2) obligations of the U.S. government, its agencies, or its instrumentalities (including government-sponsored enterprises); (3) negotiable certificates of deposit (“CDs”), bankers' acceptances, fixed time deposits, and other obligations of U.S. and non-U.S. banks (including foreign branches) and any similar institutions; (4) commercial paper rated Prime-1 by Moody's Investors Service or A-1 by S&P Global Ratings, or of comparable quality if unrated as determined by the Adviser; (5) non-convertible corporate debt with remaining maturities of 397 days or less that meets Rule 2a-7 quality criteria; and (6) short-term, U.S. dollar-denominated obligations of non-U.S. banks (including their U.S. branches) that, in the Adviser's opinion, are of comparable quality to eligible U.S. bank obligations. Such instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable bank deposits for a stated period and rate. Bankers' acceptances are time drafts drawn on banks, typically in international trade.

Forward-settling short-term instruments that do not settle within 35 days, or that otherwise use a non-standard settlement cycle, may be treated as derivatives under Rule 18f-4.

Securities Lending

If approved by the Board, the Fund may lend portfolio securities to qualified borrowers. Borrowers must provide collateral at least equal to the current value of the loaned securities and maintain such collateral while the loan is outstanding. The Fund may recall a securities loan at any time and recall the securities. The Fund will receive the value of any interest or cash/non-cash distributions on loaned securities; substitute payments in lieu of dividends generally do not qualify as qualified dividend income.

For cash-collateralized loans, the borrower typically receives a fee based on the cash collateral; the Fund seeks to earn more on reinvested cash collateral than it pays to the borrower. For non-cash collateral, the borrower pays the Fund a fee based on the value of securities on loan. Cash collateral may be reinvested in short-term instruments, either directly or through joint accounts or money market funds, which may be managed by the Adviser.

The Fund may share a portion of lending income with borrowers as described above and with one or more lending agents approved by the Board. Lending agents administer the program under Board-approved guidelines, including delivering and recalling securities, obtaining and maintaining collateral, monitoring collateral and loan values daily, requesting collateral adjustments, and providing recordkeeping and accounting.

While securities are on loan, the Fund generally does not have the right to vote those securities. The Fund may recall securities on loan in order to vote if the Adviser determines that a particular vote is expected to have a material effect on the Fund and that recalling the securities is in the best interests of shareholders.

Securities lending involves risks, including operational risk (settlement or accounting issues), “gap” risk (a mismatch between returns on collateral reinvestment and fees owed to the borrower), and credit, legal, counterparty, and market risks. If a borrower fails to return securities, the Fund could incur a loss if collateral liquidation proceeds do not at least equal the value of the loaned securities plus costs to purchase replacements.

Tax Risks

You should consider the tax treatment of an investment in Shares. The tax information in the Prospectus and this SAI is general in nature. Consult your tax adviser about the federal, state, local, and non-U.S. tax consequences of investing in Shares.

Unless Shares are held through a tax-deferred or other tax-advantaged account (such as an individual retirement account), you should consider potential tax consequences when the Fund makes distributions or when you sell Shares.

Use of derivatives and short-term instruments may affect the timing, amount, and character of the Fund's income and gains. Certain derivatives may be subject to special tax rules (including, without limitation, the mark-to-market rules for section 1256 contracts, the straddle rules, and wash sale rules). These rules can cause income to be recognized without a corresponding receipt of cash, can accelerate or defer recognition of income or loss, and can convert long-term capital gains into short-term capital gains. The Fund intends to monitor its investments and to structure its activities to qualify each taxable year as a regulated investment company under Subchapter M of the Internal Revenue Code.

Temporary Defensive Strategies

Under normal market conditions, the Fund seeks to remain fully invested in accordance with its principal strategies. In adverse market, economic, political, or other conditions, a Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, such as U.S. government obligations, investment-grade debt, and other money market instruments. Taking a defensive position may prevent the Fund from achieving its investment objective. During any such defensive period, a Fund will not seek to achieve a daily 2x return and may hold a substantial portion of its assets in cash or cash equivalents.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed for a Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of: (1) 67% or more of the voting securities present (if holders of more than 50% of the outstanding voting securities are present or represented by proxy); or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of outstanding voting securities, a Fund may not:

1. Borrow money or issue senior securities, as that term is defined in the 1940 Act, except as permitted by Section 18 of the 1940 Act. Under Section 18, a Fund may borrow money from banks provided the Fund maintains at least 300% asset coverage (i.e., borrowings do not exceed one-third of total assets, including the borrowed amount). Certain transactions that may technically constitute senior securities, including derivative instruments (e.g., futures, options, and swaps), reverse repurchase agreements, short sales, and when-issued or delayed-delivery purchases, are permitted to the extent the Fund complies with applicable SEC rules and guidance, including Rule 18f-4 under the 1940 Act (governing the use of derivatives).

2. Make loans, except that a Fund may (i) lend its portfolio securities in an amount not exceeding 33 1/3% of the value of its total assets, provided that the loan is at all times secured by collateral marked to market daily at not less than 102% of the value of the securities loaned, in accordance with its investment policies and applicable SEC guidance; (ii) enter into repurchase agreements; and (iii) acquire debt instruments, loan participations, and similar obligations in the ordinary course of pursuing its investment objective.

3. Purchase or sell real estate, except that a Fund may invest in securities or other instruments backed by real estate, real estate investment trusts (“REITs”), or securities of companies engaged in the real estate business. A Fund may not directly purchase, own, or sell real estate or interests in real property except real estate acquired as a result of ownership of securities or other instruments (such as in connection with workouts or restructurings).

4. Purchase or sell commodities, except when exposure arises incidentally through other instruments and only as permitted by the 1940 Act. This does not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

5. Underwrite securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter as that term is defined in Section 2(a)(11) of the Securities Act of 1933. A Fund does not act as an underwriter in the traditional sense. However, where a Fund sells restricted securities or participates in a public offering of securities it holds, it may technically be considered an underwriter under the Securities Act. The Fund may also be deemed an underwriter when acquiring securities directly from an issuer for investment purposes.

6. Concentrate its investments (that is, invest more than 25% of total assets) in any one industry or group of industries, except that the Fund will concentrate its investments in the industry or group of industries identified below, as a fundamental policy of the Fund. For this purpose, U.S. government securities (and securities of their agencies and instrumentalities), repurchase agreements backed by U.S. government securities, investment companies, and municipal securities are not treated as belonging to any industry:

•   Corgi MANGOS 2x Daily ETF: the technology and technology-enabled industries in which the MANGOS Companies operate

In determining compliance with its concentration policy, the Fund will “look through” to the holdings of any investment company that discloses its portfolio daily. If an acquired fund does not publish holdings daily but states that it concentrates, or otherwise discloses concentration in a particular industry or group of industries, the Fund will treat it as concentrated accordingly. Additionally, in determining compliance with the fundamental investment concentration policy, the Fund will look through to the ultimate user or use of proceeds of private-activity municipal bonds to assign their industry.

For purposes of applying the concentration policy, the Fund may classify issuers by industry using any reasonable industry classification system, including SIC, NAICS, GICS, ICB, or a classification system developed by the Adviser. Industries to which concentration is measured may differ from those used by other future series of the Trust.

For the Fund, the Fund will generally treat exposure obtained through derivatives referencing its respective Underlying ETF as exposure to the industries represented in its Underlying ETF, typically in proportion to the notional exposure of those derivatives.

If a percentage limitation is satisfied at the time of investment or contract, a subsequent increase or decrease resulting from any change in value or in total or net assets will not, by itself, result in a violation of such restriction, except that the percentage limits on borrowing and on illiquid investments are monitored on a continuous basis.

EXCHANGE LISTING AND TRADING

The Shares of the Fund will be listed and traded on [ ] (the “Exchange”). Trading is subject to applicable Exchange rules, including rules that may halt or suspend trading under certain circumstances. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares will continue to be met.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. As with other mutual funds and ETFs, the day-to-day management and operations of the Trust are carried out by service providers to the Trust, including the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of which is discussed elsewhere in this SAI. The Board has appointed certain senior personnel of the Administrator as officers of the Trust, with responsibility to monitor the Trust's operations and report to the Board. In carrying out its oversight, the Board receives regular reports from these officers and from the Trust's service providers. For example, the Treasurer reports on financial reporting matters and the President reports on operational matters. In addition, the Adviser provides regular reports regarding the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust's compliance program and reports regularly to the Board on compliance matters. These reports are provided as part of formal Board meetings, typically held quarterly and often in person, during which the Board reviews recent operations. Between formal meetings, members of the Board may also meet with management in less formal settings to discuss Trust matters. The role of the Board, and of each Trustee, is one of oversight rather than day-to-day management; this oversight role does not make the Board a guarantor of the Trust's investments, operations, or activities.

As part of its oversight function, the Board receives and reviews a variety of different risk management reports and discusses risk matters with appropriate management and other personnel. Because risk management encompasses many elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational and business continuity risks), oversight of different categories of risk is handled in different ways. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks, and the Audit Committee meets with the Trust's independent registered public accounting firm regarding, among other things, the internal control structure of the Trust's financial reporting function.

The full Board also receives reports from the Adviser regarding the Fund's investment risks. From time to time, the Board receives additional reports from the Administrator and the Adviser regarding enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified or quantified; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that certain risks (such as investment risk) may be necessary to achieve the Fund's goals; and that the processes and controls used to address risks have inherent limitations. The reports provided to the Board are typically summaries. Most of the Fund's investment management and business affairs are conducted by or through the Adviser and other service providers, each operating under its own risk management policies and practices, which may differ from those of the Trust or from one another in priorities, resources, and control effectiveness. For these and other reasons, the Board's ability to monitor and manage risk, as a practical matter, has limitations.

Members of the Board.

The Board is composed of five members, three of whom are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). Nicolas S. Laqua serves as Chair of the Board and is an interested person of the Trust. The Board includes a majority (60%) of Independent Trustees.

The Board believes its current leadership structure is appropriate for the Trust. A Lead Independent Trustee acts as the primary liaison between the Independent Trustees and management; Conor M. Murray currently serves as Lead Independent Trustee. The Board further believes this structure supports effective oversight and facilitates the efficient flow of information from Fund management to the Independent Trustees.

Additional information about each Trustee appears below. Unless otherwise noted, the address of each Trustee is c/o Corgi ETF Trust I, 425 Bush St, Suite 500, San Francisco, CA 94104.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Principal Occupation(s) During Past 5 Years
Independent Trustees(3)

Conor M. Murray (Born: 1983)	Lead Independent Trustee	Indefinite term; since 2025	[ ]	Co-founder and Chief Executive Officer, OpenInvest (a J.P. Morgan company) (2015 to present).

Bryant C. Lee (Born: 1984)	Trustee	Indefinite term; since 2025	[ ]

Chief Executive Officer and Co-founder, Vaero (Nov. 2022 to present); Co-founder and Strategic Advisor, Cognition IP (Sep. 2020 to Oct. 2022); Chief Executive Officer, Cognition IP (Jan. 2018 to Aug. 2020).

Jennifer X. Benson (Born: 1998)	Trustee	Indefinite term; since 2025	[ ]	Partner, Leonis Capital (2022 to present); Researcher, OpenAI (2021 to 2022); Researcher, Epoch AI (2021); Research Fellow, Future of Humanity Institute, University of Oxford (2020).

Interested Trustees(4)

Nicolas S. Laqua (Born: 2000)	Chair; Interested Trustee	Indefinite term; since 2025	[ ]

Chief Executive Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Chief Executive Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025); Director, Bangers Snacks, Inc., a food and beverage company (since 2024).

Emily Z. Yuan (Born: 2001)	Interested Trustee	Indefinite term; since 2025	[ ]

Chief Operations Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Chief Operations Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025); Director, Bangers Snacks, Inc., a food and beverage company (since 2024).

(1)

Each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, removal, or retirement in accordance with Board policy. The Trustees have adopted a retirement policy of retirement at age 75.

(2)	"Fund Complex" refers to the series of Corgi ETF Trust I and any other registered investment companies advised by Corgi Strategies, LLC or its affiliates (together, the "Fund Complex").
(3)	"Independent Trustees" are Trustees who are not "interested persons" of the Trust under the 1940 Act.
(4)	Nicolas S. Laqua and Emily Z. Yuan are "interested persons" of the Trust due to their positions with the Trust and/or their affiliations with Corgi Strategies, LLC (the "Adviser").

Individual Trustee Qualifications.

The Board has determined that each Trustee brings skills, experience, and attributes that, in the aggregate, are appropriate for service on the Board given the Trust's business and structure. Among other things, the Trustees collectively bring experience in technology and data systems, corporate finance and capital markets, and venture formation and growth investing, as well as risk oversight and investment management oversight. The Board conducts an annual self-assessment of its effectiveness and that of its committees.

In addition, the Board has concluded that each Trustee serves based on the following, among other factors:

•   Conor M. Murray. The Board has concluded that Mr. Murray should serve as a Trustee because of his leadership founding and operating an investment-technology firm and his prior work building systematic investing, risk-control, and portfolio-analytics platforms. In roles including Co-founder and Chief Executive Officer of OpenInvest (a J.P. Morgan company), Technology Associate at Bridgewater Associates, and Analyst in Morgan Stanley's Financial Sponsors M&A Group, he developed expertise in capital markets, portfolio construction and trading systems, data and enterprise technology, and operational oversight. The Board believes Mr. Murray's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, equip him to oversee investment and operational risk, valuation and fair-value processes, financial reporting and disclosure controls, information security and business continuity, and service-provider oversight with respect to the Trust.

•   Bryant C. Lee. The Board has concluded that Mr. Lee should serve as a Trustee because of his operational, legal, and governance experience leading technology-enabled businesses and advising growth companies. As Chief Executive Officer and Co-founder of Vaero and previously as Co-founder/Chief Executive Officer and later Strategic Advisor at Cognition IP, with earlier service as a patent litigation attorney at Covington & Burling LLP, Mr. Lee brings experience in capital raising and budgeting, contract negotiation, intellectual-property strategy, regulatory and compliance oversight, and service-provider management. The Board believes Mr. Lee's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, equip him to oversee risk management, financial and operational controls, disclosure and governance practices, and third-party service-provider oversight with respect to the Trust.

•   Jennifer X. Benson. The Board has concluded that Ms. Benson should serve as a Trustee because of her investment and research experience in artificial intelligence and economics, including capital allocation and due diligence for early-stage technology companies. Ms. Benson is a Partner at Leonis Capital and previously conducted research at OpenAI and Epoch AI and served as a Research Fellow at the Future of Humanity Institute (Oxford); she has doctoral-level training at Columbia University focused on AI/ML and economics. The Board believes Ms. Benson's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, equip her to oversee valuation, risk assessment, technology and data considerations, and strategic planning with respect to the Trust.

•   Nicolas S. Laqua. The Board has concluded that Mr. Laqua should serve as a Trustee because of his executive leadership and oversight in acquisitions, capital markets, insurance distribution, and software businesses. This includes service as Chief Executive Officer and Director of Corgi Insurance Services, Inc. and Basket Entertainment, Inc., as well as a Director at Bangers Snacks, Inc., together with practical familiarity with regulated insurance operations as a director and chief executive of an insurance agency. The Board believes Mr. Laqua's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, equip him to oversee financial reporting and disclosure controls, valuation, capital allocation and financing considerations, risk management, and service provider oversight with respect to the Trust.

•   Emily Z. Yuan. The Board has concluded that Ms. Yuan should serve as a Trustee because of her operational leadership and oversight in acquisitions, capital markets, insurance, and software companies. This includes service as Chief Operations Officer and Director at Corgi Insurance Services, Inc. and Basket Entertainment, Inc., as well as a Director at Bangers Snacks, Inc., together with technical training in computer science at Stanford University and her familiarity with regulatory requirements as a director of an insurance agency. The Board believes Ms. Yuan's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, demonstrate the requisite capabilities to carry out oversight responsibilities with respect to the Trust.

The information above is not exhaustive; many Trustee attributes involve qualitative elements such as integrity, diligence, judgment, the ability to work collaboratively, and a demonstrated commitment to shareholder interests.

Principal Officers of the Trust

The officers of the Trust manage its day-to-day operations subject to Board oversight. Unless otherwise noted, the address of each officer is c/o Corgi ETF Trust I, 425 Bush St, Suite 500, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Emily Z. Yuan (Born: 2001)	President and Principal Executive Officer; Chief Compliance Officer; Secretary; Anti-Money Laundering Officer	Indefinite term; since 2025

Chief Operations Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Director, Bangers Snacks, Inc., a food and beverage company (since 2024); Chief Operations Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025).

Nicolas S. Laqua (Born: 2000)	Principal Financial Officer; Principal Accounting Officer (Treasurer)	Indefinite term; since 2025

Chief Executive Officer, Corgi Insurance Services, Inc. (since 2024); Director, Bangers Snacks, Inc., a food and beverage company (since 2024); Chief Executive Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025).

Board Committees.

The Board has established the following standing committees, each composed solely of Independent Trustees and operating under a Board-approved written charter.

Audit Committee. The Audit Committee is composed of Bryant C. Lee (Chair), Conor M. Murray, and Jennifer X. Benson. The Audit Committee oversees the Trust's accounting, financial reporting, and internal control processes; the quality and integrity of the Trust's financial statements; and the qualifications, independence, and performance of the Trust's independent registered public accounting firm. Among other responsibilities, the Audit Committee pre-approves audit and permissible non-audit services for the Trust, reviews audit plans and results, and serves as a forum for communications among the independent auditors, management, and the Board regarding accounting and financial reporting matters. As of the date of this SAI, the Audit Committee has met one time with respect to the Trust.

Qualified Legal Compliance Committee (“QLCC”). The Audit Committee also serves as the Trust's QLCC for purposes of the SEC's attorney conduct rules (17 C.F.R. Secs. 205.2(k), 205.3(c)). An attorney representing the Trust who becomes aware of evidence of a material violation by the Trust or by an officer, director, employee, or agent of the Trust may report such evidence to the QLCC as an alternative to the reporting process described in 17 C.F.R. Sec. 205.3(b). As of the date of this SAI, the QLCC has not met with respect to the Trust.

Nominating and Governance Committee. The Nominating and Governance Committee is composed of Jennifer X. Benson (Chair), Conor M. Murray, and Bryant C. Lee. The Committee identifies, evaluates, and recommends candidates for nomination to the Board as needed; oversees the Board's annual self-assessment; and reviews Trustee compensation. The Committee considers whether or not to consider shareholder-recommended nominees. The Committee meets as necessary, but at least annually. Because the Fund has not yet commenced operations, the Committee has not yet met as of the date of this SAI.

Trustee Ownership of Shares.

The Fund is required to show the dollar-amount ranges of each Trustee's beneficial ownership of Shares of the Fund and of the Trust's other series as of the end of the most recently completed calendar year. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Conor M. Murray, Lead Independent Trustee	None	None
Bryant C. Lee, Trustee	None	None
Jennifer X. Benson, Trustee	None	None

Interested Trustees
Nicolas S. Laqua, Chair	Over $100,000	Over $100,000
Emily Z. Yuan, Trustee	$10,001-$50,000	$10,001-$50,000

As of December 31, 2025, none of the Independent Trustees or members of their immediate families owned securities, beneficially or of record, in the Adviser, the Distributor, or any of their affiliates. In addition, during the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor, or any of their affiliates. In addition, during the two most recently completed calendar years, none of the Independent Trustees or their immediate family members engaged in any transaction(s) in an amount exceeding $120,000 in which the Adviser, the Distributor, or any affiliate thereof was a party.

Board Compensation.

Trustees will be reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attending meetings. The Trust has no pension or retirement plan. The table below details the amount of compensation the Interested Trustees and Independent Trustees indirectly received from the Fund and Fund Complex through the Adviser during the fiscal year ending December 31, 2026. Amounts exclude any expense reimbursements.

Name	Estimated AggregateCompensation From the Fund	Estimated Total Compensation From Fund Complex Paid to Trustees(1)
Interested Trustees
Nicolas S. Laqua	$0	$0
Emily Z. Yuan	$0	$0

Independent Trustees
Conor M. Murray	$0	$30,000
Bryant C. Lee	$0	$30,000
Jennifer X. Benson	$0	$30,000

(1) Compensation is based on estimated amounts for the fiscal year ending December 31, 2026. Expense reimbursements, if any, are not included.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

As of the date of this SAI, the Fund had not commenced operations and there were no principal shareholders or control persons of any Fund. Information regarding principal shareholders and control persons of the Fund will be included in the Fund's first annual report.

CODES OF ETHICS

The Trust and Corgi Strategies, LLC (the “Adviser”) have each adopted Codes of Ethics (the “Codes”) pursuant to Rule 17j-1 under the Investment Company Act of 1940 (the “1940 Act”). The Codes are intended to ensure that personnel subject to them conduct themselves in accordance with high ethical standards and that personal securities transactions of access persons do not interfere with the interests of the Fund. The Codes permit access persons to invest in securities, including securities that may be purchased or held by a Fund, subject to specified pre-clearance and reporting requirements designed to identify and limit conflicts of interest.

Subject to preclearance and other restrictions, each Code permits personal securities transactions by personnel, including transactions in securities that may also be purchased or held by a Fund (which may also be held by persons subject to the Codes).

The Distributor (when retained) is expected to rely on the principal underwriter exception in Rule 17j-1(c)(3) to the extent applicable (including where the Distributor is not affiliated with the Trust or the Adviser and no officer, director, or general partner of the Distributor serves in such capacity with the Trust or the Adviser).

A copy of the Joint Code of Ethics is available on the EDGAR database on the SEC's Internet site at www.sec.gov. There can be no assurance that the Codes will prevent all such conduct. Copies of the Codes may be reviewed at the SEC's website, www.sec.gov.

PROXY VOTING POLICIES

The Board has adopted proxy voting policies and procedures (the “Proxy Voting Policies”) for the Fund and has delegated proxy voting authority to the Adviser. Information about how a Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be made available without charge upon request and on the SEC's website at www.sec.gov.

INVESTMENT ADVISER

Corgi Strategies, LLC serves as investment adviser to the Fund. The Adviser is responsible for the day-to-day management of the Fund, including portfolio investment decisions and arranging for the provision of trading, custody, administration, and other services necessary for the Fund's operations.

For its services to the Fund, the Adviser receives a unitary management fee calculated as a percentage of the Fund's average daily net assets, accrued daily and paid monthly. The Adviser is responsible for paying substantially all of the Fund's expenses except for the Excluded Expenses described in the Prospectus.

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden. Information regarding the portfolio managers' compensation, other accounts managed, and ownership of Shares as of the date of this SAI is provided below.

Compensation. The Adviser's portfolio managers are compensated through a combination of base salary and discretionary bonus, the latter of which is based on a combination of the financial performance of the Adviser and individual contributions. The Adviser may also offer equity-based compensation. Portfolio manager compensation is not directly tied to the performance of any individual Fund.

Other Accounts Managed. As of the date of this SAI, the portfolio managers do not manage any other accounts that are not series of the Trust. Information regarding other accounts managed by the portfolio managers will be updated in subsequent filings to the extent applicable.

Ownership of Shares. Because the Fund has not commenced operations, none of the portfolio managers owns any Shares of any Fund as of the date of this SAI.

THE DISTRIBUTOR

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with [ ] (the “Distributor”), under which the Distributor will act as principal underwriter for the Fund and will distribute shares of the Fund (“Shares”) on a best efforts basis. Shares are offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts smaller than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is [ ].

Acting as agent for the Trust, the Distributor will review and transmit orders for the purchase and redemption of Creation Units. Any subscription or order will not be binding on a Fund until accepted by the Trust or its designee. The Distributor is, or will be, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of FINRA.

The Distributor may enter into arrangements with securities dealers and other firms (“Soliciting Dealers”) to solicit orders for Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as described in “Procedures for Purchase and Redemption of Creation Units” below) or participants in DTC.

The Distribution Agreement will remain in effect for an initial two-year term from its effective date and may continue from year to year thereafter if such continuance is approved annually (1) by the Board of Trustees (the “Board”) or by a vote of a majority of the outstanding voting securities of the applicable Fund and (2) by a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, cast in person or as otherwise permitted by the 1940 Act, as amended (the “1940 Act”). The Distribution Agreement may be terminated without penalty by the Trust on 60 days' written notice, when authorized either by a majority vote of the outstanding voting securities of the applicable Fund or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days' written notice, and will terminate automatically in the event of its assignment. The Distribution Agreement limits the Distributor's liability to losses resulting from the Distributor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations thereunder.

The Fund is newly organized. As of the date of this SAI, no underwriting commissions have been incurred and the Distributor has not retained any amounts.

Intermediary Compensation. From its own resources and not from Fund assets, the Adviser or its affiliates may make payments to broker-dealers, banks, and other financial intermediaries (“Intermediaries”) in connection with activities related to the Fund, including marketing, education, and training support (for example, conferences, webinars, or printed materials). These arrangements are not financed by the Fund, are not included in the fee and expense information in the Prospectus, and do not affect the price investors pay to buy Shares or the proceeds investors receive when selling Shares. Such payments may be significant to an Intermediary and may create conflicts of interest by incentivizing the Intermediary or its financial professionals to recommend the Fund over other investments. Investors should contact their advisers or other financial professionals for more information about any such compensation. Intermediary information is current only as of the date of this SAI. Any payments made by the Adviser or its affiliates may create an incentive for an Intermediary to encourage customers to purchase Shares.

Such compensation may be provided to Intermediaries that offer services to the Fund, including marketing and educational support (for example, conferences, webinars, or printed materials). The Adviser will periodically review whether to continue these payments. Compensation to an Intermediary may be significant, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to them. Because Intermediaries may determine which investment options to make available or recommend, and what services to provide in connection with various products, based on the payments they receive or are eligible to receive, these arrangements create potential conflicts of interest between the Intermediary and its clients. For instance, such financial incentives may lead an Intermediary to recommend the Fund over other investments. The same conflict of interest may exist with respect to your adviser, broker, or other investment professional if they receive similar payments from their Intermediary firm.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Fund. No payments under the Plan are expected to be made during the twelve (12) months from the date of this SAI. Fees under the Plan may be imposed only after approval by the Board, including a majority of the Independent Trustees.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or in any related agreements (the “Independent Trustees”). The Plan may be continued from year to year only if, at least annually, the Board, including a majority of the Independent Trustees, concludes that continuation of the Plan is likely to benefit shareholders. The Plan may be terminated at any time by a vote of the Board or by a vote of a majority of the outstanding voting securities of the applicable Fund.

The Plan requires quarterly written reports to be provided to the Board of the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding voting securities of the applicable Fund. All material amendments of the Plan require approval by a majority of the Trustees of the Trust and a majority of the Independent Trustees.

Under the Plan, the Fund may pay the Distributor an annual fee of up to 0.25% of the Fund's average daily net assets. The Plan is characterized as a compensation plan because any distribution and/or shareholder servicing fee will be paid to the Distributor without regard to the Distributor's actual distribution expenses or payments to other financial intermediaries. The Trust intends to administer the Plan, if implemented, in accordance with its terms and applicable FINRA rules concerning sales charges.

Subject to applicable law and regulation, payments under the Plan may be used to finance any activity that is primarily intended to result in the sale of Creation Units of a Fund or to provide, or arrange for others to provide, shareholder services and the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering current Prospectuses, reports, notices, and similar materials to prospective purchasers of Creation Units; (2) advertising and other marketing or promotional services; (3) compensating others, including Authorized Participants with whom the Distributor has written agreements, for providing shareholder servicing on behalf of a Fund; (4) compensating certain Authorized Participants for assistance in distributing Creation Units, including related travel and communication expenses and the salaries and/or commissions of sales personnel; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment advisers, broker-dealers, mutual fund supermarkets, and affiliates of the Trust's service providers as compensation for services or reimbursement of expenses related to distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to such beneficial owners (for example, responding to inquiries related to shareholder accounts); and (7) such other services and obligations as may be set forth in the Distribution Agreement.

ADMINISTRATOR

[ ] serves as administrator and fund accountant to the Fund. As Administrator, [ ] provides certain administrative, accounting, regulatory, and compliance support services to the Fund.

TRANSFER AGENT AND ETF ORDER MANAGEMENT

[ ] serves as the Fund's transfer agent and ETF order management service provider, processing Creation Unit transactions with Authorized Participants.

CUSTODIAN

[ ] serves as the custodian for the Fund. As custodian, [ ] holds the Fund's portfolio securities and cash, and performs related sub-custody, foreign-asset settlement, and recordkeeping functions consistent with applicable rules.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the independent registered public accounting firm for the Fund. [ ] will conduct an annual audit of the Fund's financial statements and tax returns and provide audit and tax services to the Trust.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information designed to comply with applicable rules under the 1940 Act and the Securities Act. Consistent with Rule 6c-11 under the 1940 Act, the Fund will publicly disclose its complete portfolio holdings, including the names, identifiers, and quantities of each portfolio holding, on its website on each business day, before the commencement of trading on the Exchange.

DESCRIPTION OF SHARES

The Agreement and Declaration of Trust (the “Declaration of Trust”) of Corgi ETF Trust I (the “Trust”) authorizes the issuance of an unlimited number of shares of beneficial interest, no par value per share, in one or more series and classes. The Fund is a separate series of the Trust. Each share of a Fund represents an equal proportionate interest in the assets of that Fund and is entitled to dividends and distributions, when and if declared by the Board, and to a pro rata share of the Fund's net assets upon liquidation. Shares are fully paid and non-assessable when issued, and shareholders have no preemptive or cumulative voting rights. Each Share entitles its holder to one vote. The Trustees may establish additional series or classes and may divide or combine shares into a greater or lesser number without shareholder approval, as permitted by the Declaration of Trust. All consideration received for Shares of a particular series, and all assets in which such consideration is invested, belong to that series and are subject to its liabilities.

Shares are issued only in book-entry form. The Trust does not issue share certificates. Shares are registered in the name of The Depository Trust Company (“DTC”) or its nominee and are held in the account of DTC Participants (or Indirect Participants). Beneficial ownership of Shares is reflected on the records of DTC and its participants, and transfers of ownership are effected only through those records. The Trust, the Fund, and their transfer agent do not have responsibility for the records of beneficial ownership maintained by DTC or its participants.

Shares of all series of the Trust vote together as a single class, except that (i) if a matter affects only one series, that series votes separately, and (ii) if a matter affects a series differently from other series, that series votes separately on that matter. Trustees are elected by the shareholders of the Trust at such time, if any, as is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise determined by the Board. The Trust will call a meeting of shareholders to consider the removal of one or more Trustees, or such other matters as may be submitted to shareholders, upon the written request of shareholders holding at least 10% of the outstanding Shares of the Trust entitled to vote at such meeting.

Under the Declaration of Trust, the Board has the authority to liquidate a Fund without shareholder approval. While the Board has no present intention to exercise this authority, the Board may do so if a Fund fails to achieve a viable size within a reasonable period or for such other reasons as the Board determines to be in the best interests of the Fund and its shareholders.

Derivative and Direct Actions; Limitations on Shareholder Actions (Article VI, Section 4).

Article VI, Section 4 of the Declaration of Trust sets forth a detailed process for, and limitations on, shareholders' ability to bring derivative or direct actions, intended to enable bona-fide shareholder claims while protecting the Trust and its shareholders from meritless or duplicative litigation. To bring a derivative action under Article VI, Section 4, a shareholder (together with any co-plaintiffs) must have continuously owned, both at the time of the alleged wrong and throughout the litigation, at least 10% of the outstanding Shares of each Series or Class that would be affected by the proposed action. Before filing suit, the shareholder must deliver to the Board a written demand stating with reasonable particularity (i) the alleged breach or wrong, (ii) the relief sought, and (iii) the basis for the shareholder's standing. The Trustees, or a committee of independent Trustees, have not less than 90 days to investigate the matter. If a majority of the independent Trustees, after such investigation, determine in good faith that the requested action is not in the best interests of the Trust or the affected Series or Class, that determination is binding on the shareholder unless the plaintiff demonstrates to a court that the Trustees failed to satisfy the standard of conduct set forth in Article X, Section 2 of the Declaration of Trust (which requires Trustees to act in good faith and with the care that an ordinarily prudent person in a like position would exercise under similar circumstances). A shareholder may assert a direct claim only for an injury distinct from the injury suffered by shareholders generally; claims that affect shareholders proportionally must be brought derivatively under Article VI, Section 4. If a derivative or direct action is dismissed for failure to comply with Article VI, Section 4, the court may require the plaintiff shareholder(s) to reimburse the Trust, Series, or Class for its reasonable expenses, including attorneys' fees. The limitations in paragraphs (b), (d), (e), and (f) of Article VI, Section 4 do not apply to claims arising under the federal securities laws.

The provisions described in this paragraph, including the procedures, certifications, undertakings, acknowledgements, and demand requirements imposed on shareholder derivative and direct actions, may make it more difficult or expensive for shareholders to bring derivative or direct claims against the Fund, its officers, or the Trustees, but these limitations do not apply to claims brought under the federal securities laws.

Exclusive Forum.

The Declaration of Trust provides that shareholder actions against the Fund must be filed exclusively in courts located in Delaware. This forum provision does not apply to claims arising under the federal securities laws. Limiting actions to courts in Delaware may impose economic hardship on shareholders (e.g., travel costs, the need to retain local counsel) and may limit access to a forum some shareholders would otherwise prefer, which could discourage such actions.

Jury Trial Waiver.

The Declaration of Trust provides that shareholders waive the right to a jury trial for claims arising out of or relating to the Declaration of Trust, the Trust, or the Shares. This jury trial waiver does not apply to claims arising under the federal securities laws.

Reorganization, Merger, and Consolidation; Rule 17a-8.

Under Article X, Section 4(b) of the Declaration of Trust, the Trustees may, without prior shareholder approval, (i) sell or liquidate all or substantially all of the assets of the Trust, any Series, or any Class to another entity; (ii) merge, consolidate, or combine the Trust or any Series or Class with or into another entity; (iii) reorganize the Trust or any Series under any other form of legal entity or jurisdiction; (iv) exchange or convert Shares into interests of another investment company or entity; or (v) take any other action they deem appropriate to wind up, reorganize, merge, or convert the Trust, a Series, or a Class. This means that in certain circumstances the Board may authorize the merger or reorganization of a Fund without submitting the matter to a shareholder vote. Any merger or consolidation involving affiliated registered investment companies will be conducted in compliance with Rule 17a-8 under the 1940 Act, including the required Board determinations (including by a majority of the independent Trustees) that the transaction is in the best interests of each participating fund and its shareholders and that the interests of existing shareholders of each fund will not be diluted, and the related recordkeeping requirements. These provisions do not override any requirement for a shareholder vote imposed by the 1940 Act or other applicable law.

Federal Securities Law Carve-Outs.

Notwithstanding any provision of the Declaration of Trust (including the limitations set forth in paragraphs (b), (d), (e), and (f) of Article VI, Section 4, the exclusive forum provision, and the jury trial waiver), none of those provisions applies to claims arising under the federal securities laws.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that the Trustees and officers of the Trust shall not be subject to any personal liability except for liability arising from their own bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Declaration of Trust also requires the Trust to indemnify Trustees and officers to the fullest extent permitted by Delaware law and the 1940 Act.

BROKERAGE TRANSACTIONS

The Adviser is responsible for selecting brokers and dealers to execute portfolio transactions for the Fund, subject to the Adviser's duty to seek best execution and the Board's oversight. The Adviser considers a range of factors in evaluating execution quality, including price, commission, market access, settlement reliability, the broker's financial responsibility and capital adequacy, and the broker's ability to handle the size and type of order without disrupting the market. The Adviser may aggregate orders for multiple clients (including the Fund) where consistent with the Adviser's allocation policies, when the Adviser believes such aggregation will result in best execution for clients.

Soft Dollar Arrangements. The Adviser does not currently expect to enter into soft dollar arrangements with brokers in connection with the Fund. If the Adviser enters into any such arrangements in the future, it will do so consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and applicable Adviser policies.

PORTFOLIO TURNOVER RATE

The Fund's portfolio turnover rate will depend on the frequency of rebalancing of its derivatives positions and any changes in the composition of its Underlying ETF. Because the Fund uses derivatives, portfolio turnover (as that term is conventionally calculated for direct holdings) may not reflect all of the trading activity of the Fund.

BOOK ENTRY ONLY SYSTEM

Shares of the Fund will be held in book-entry form through The Depository Trust Company (“DTC”). DTC or its nominee will be the record owner of all outstanding Shares of the Fund. Beneficial ownership of Shares of the Fund will be shown on records of DTC and its participants, and beneficial owners must rely on DTC and its participants to exercise rights associated with owning the Shares, consistent with standard “street name” procedures.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Fund issues and redeems Shares only in large blocks called “Creation Units,” at a Fund's net asset value (“NAV”) next determined after an order is accepted. Only authorized participants (“APs”) may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; a Fund may, in its discretion, permit or require all-cash creations or redemptions.

An AP must enter into a Participant Agreement with the Distributor and transfer agent before transacting in Creation Units. APs are required to be DTC participants, must have a U.S. clearing arrangement, and must satisfy other requirements set forth in the Participant Agreement.

Cash in Lieu. To the extent a Fund permits or requires cash creations or redemptions in lieu of in-kind delivery of securities, an AP will deliver or receive cash in an amount equal to the value of the relevant securities. The Fund may charge transaction fees on cash creations and redemptions designed to cover the Fund's estimated costs, which may include costs of entering into, maintaining, or unwinding derivatives positions and related financing and hedging costs.

DETERMINATION OF NET ASSET VALUE

The Fund's NAV will be calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by dividing the Fund's net assets by the number of Shares outstanding. In determining NAV, portfolio securities and other assets are generally valued at market value using quotations, last sale prices, or values supplied by a pricing service or market makers. When such information is unavailable or is deemed unreliable, the affected investments are valued at fair value pursuant to the Fund's valuation procedures.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute its net investment income at least annually, and to distribute its net realized capital gains, if any, at least annually. Distributions will be paid in cash. Cash distributions may be reinvested in additional whole Shares of the relevant Fund only if the broker through whom you hold Shares offers that option.

FEDERAL INCOME TAXES

The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a RIC, a Fund generally must (i) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, and certain other qualifying income; (ii) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets is invested in cash, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) no more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and securities of other RICs) of any one issuer or of two or more issuers controlled by the Fund and engaged in similar trades or businesses; and (iii) distribute annually to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income.

If a Fund satisfies these requirements, it generally will not be subject to U.S. federal income tax on income and gains that are timely distributed to shareholders. If a Fund were to fail to qualify as a RIC or fail to meet the distribution requirements (and no relief were available), it could be subject to fund-level taxation, which would reduce income available for distribution to shareholders.

The Fund's use of derivatives and short-term instruments may affect the timing, amount, and character of the Fund's income and gains. Certain derivatives may be subject to special tax rules (including, without limitation, the mark-to-market rules for section 1256 contracts, the straddle rules, and wash sale rules). These rules can cause income to be recognized without a corresponding receipt of cash, can accelerate or defer recognition of income or loss, and can convert long-term capital gains into short-term capital gains. The Fund intends to monitor its investments and to structure its activities to qualify each taxable year as a regulated investment company under Subchapter M of the Code.

FINANCIAL STATEMENTS

Because the Fund has not commenced operations as of the date of this SAI, no financial statements are included in this SAI. Audited financial statements for the most recent fiscal year, when available, will be incorporated into this SAI by reference to the Fund's most recent annual report on Form N-CSR.

CORGI ETF TRUST I

PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No.	Description of Exhibit
(a)(i)	Certificate of Trust. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (a)(i).
(a)(ii)

Certificate of Amendment to Certificate of Trust. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (a)(ii).

(a)(iii)

Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000058, Exhibit (a)(iii).

(b)	By-Laws. Incorporated by reference to Accession No. 0002078265-25-000002, Exhibit (b).
(c)	Instruments Defining Rights of Security Holders - See relevant portions of Declaration of Trust and By-Laws.
(d)(i)

Investment Advisory Agreement between the Registrant and Corgi Strategies, LLC. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (d)(i).

(d)(ii)

Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Corgi Strategies, LLC. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000058, Exhibit (d)(ii)

(e)(i)

Distribution Agreement between the Trust and Paralel Distributors LLC. Incorporated by reference to the Registrants Pre-Effective Amendment No. 1 on Form N-1A, filed October 24, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000006, Exhibit (e)(i).

(e)(ii)

Amendment No. 1 to the Distribution Agreement between the Trust and Paralel Distributors LLC. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000058, Exhibit (e)(ii)

(e)(iii)

Amendment No. 2 to the Distribution Agreement between the Trust and Paralel Distributors LLC. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed May 28, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000182, Exhibit (e)(iii).

(e)(iv)

Form of Authorized Participant Agreement. Incorporated by reference to the Registrants Pre-Effective Amendment No. 1 on Form N-1A, filed October 24, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000006, Exhibit (e)(ii).

(f)	Not applicable.
(g)(i)

Custodian Agreement between the Trust and U.S. Bank National Association. Incorporated by reference to the Registrants Pre-Effective Amendment No. 1 on Form N-1A, filed October 24, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000006, Exhibit (g).

(g)(ii)

First Amendment to Custodian Agreement between the Trust and U.S. Bank National Association. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000058, Exhibit (g)(ii)

(g)(iii)

Second Amendment to Custodian Agreement between the Trust and U.S. Bank National Association. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed May 28, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000182, Exhibit (g)(iii).

(g)(iv)

Third Amendment to Custodian Agreement between the Trust and U.S. Bank National Association. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed May 28, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000182, Exhibit (g)(iv).

(h)(i)

Fund Administration, Fund Accounting and Transfer Agent Services Agreement between the Registrant and U.S. Bank Global Fund Services. Incorporated by reference to the Registrants Pre-Effective Amendment No. 1 on Form N-1A, filed October 24, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000006, Exhibit (h)(i).

(h)(ii)

First Amendment to the Fund Administration, Fund Accounting and Transfer Agent Services Agreement between the Registrant and U.S. Bank Global Fund Services. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000058, Exhibit (h)(ii)

(h)(iii)

Second Amendment to the Fund Administration, Fund Accounting and Transfer Agent Services Agreement between the Registrant and U.S. Bank Global Fund Services. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed May 28, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000182, Exhibit (h)(iii).

(h)(iv)

Third Amendment to the Fund Administration, Fund Accounting and Transfer Agent Services Agreement between the Registrant and U.S. Bank Global Fund Services. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed May 28, 2026 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-26-000182, Exhibit (h)(iv).

(h)(v)	Not separately filed. The services described in Item 28(h)(v) are provided under the agreement filed as Exhibit (h)(i).
(i)	Opinion and Consent of Counsel – to be filed by subsequent amendment.
(j)	Consent of Independent Registered Public Accounting Firm – to be filed by subsequent amendment.
(k)	Not applicable.
(l)

Form of Subscription Agreement. Incorporated by reference to the Registrants Pre-Effective Amendment No. 1 on Form N-1A, filed October 24, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000006, Exhibit (l).

(m)(i)	Rule 12b-1 Plan. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (m).
(m)(ii)

Amended Schedule A to the Rule 12b-1 Distribution and Shareholder Service Plan. Incorporated by reference to the Registrant's Post-Effective Amendment on Form N-1A, filed April 29, 2026 (File Nos. 333-289838; 811-24117), Accession No.0002078265-26-000058, Exhibit (m)(ii)

(n)	Not applicable.
(o)	Reserved.
(p)(i)

Joint Code of Ethics for the Registrant and Corgi Strategies, LLC. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (p)(i).

(p)(ii)	Reserved.
(q)	Powers of Attorney. Incorporated by reference to the Registrants Form N-1A filed August 25, 2025 (File Nos. 333-289838; 811-24117), Accession No. 0002078265-25-000002, Exhibit (q).

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article IX of the Registrant's Agreement and Declaration of Trust. In general, that provision authorizes indemnification of Trustees, officers, employees, and agents of the Trust for liabilities and expenses arising in connection with their service to the Trust, subject to the limitations set forth therein and under applicable law.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities is asserted by such Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the court's final adjudication of the issue.”

Item 31. Business and Other Connections of Investment Adviser

Corgi Strategies, LLC — SEC File No. 801-134212

This item incorporates the Uniform Application for Investment Adviser Registration (Form ADV) of Corgi Strategies, LLC, which is on file with the Securities and Exchange Commission. The Form ADV is available at www.adviserinfo.sec.gov. The other business activities of the officers and managing members of the Adviser are described in their respective Forms ADV, including Schedules A and D, which are incorporated by reference.

Item 32. Principal Underwriter

(a) The principal underwriter for the Fund (the “Distributor”) is [ ]. Other registered investment companies for which the Distributor acts as principal underwriter: [ ].

(b) None.

(c) None.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Fund Administrator, Fund Accountant and Transfer Agent	[ ]
Registrant's Custodian	[ ]
Registrant's Principal Underwriter	[ ]
Registrant's Investment Adviser	Corgi Strategies, LLC 425 Bush St, Suite 500 San Francisco, CA 94104

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in San Francisco, California, on June 22, 2026.

Corgi ETF Trust I

By: /s/ Emily Z. Yuan

Emily Z. Yuan

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on June 22, 2026.

Signature	Title
/s/ Emily Z. Yuan Emily Z. Yuan	President and Principal Executive Officer; Trustee
/s/ Nicolas S. Laqua Nicolas S. Laqua	Trustee; Chair; Principal Financial Officer; Principal Accounting Officer (Treasurer)
/s/ Conor M. Murray Conor M. Murray	Lead Independent Trustee
/s/ Bryant C. Lee Bryant C. Lee	Trustee
/s/ Jennifer X. Benson Jennifer X. Benson	Trustee